Exhibit F, Schedule 6 (a)


                                             E.ON GROUP OFFICERS AND DIRECTORS
                                             ---------------------------------
PART A
                            Legend:  A= Chairman, Board of Management / CEO
                                     B= Member, Board of Management
                                     C= Member, Supervisory Board
                                     D= Managing/Executive Director

      COMPANY                        A                       B                           C                       D
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
AV Packaging GmbH            N/A                 N/A                          N/A                     Dr. Rainer Zoller
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Aviga GmbH                   N/A                 N/A                          N/A                     Dr. Ludger Harbert
                                                                                                      Sylvia Pratorius-Walch
                                                                                                      Dr. Rainer Zoller
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Aviga                        N/A                 N/A                          N/A                     Dr. Ludger Harbert
Verwaltungsgesellschaft
fur Beteiligungen GmbH &                                                                              Sylvia Pratorius-Walch
Co KG                                                                                                      Dr. Rainer Zoller
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
BANDURA                      N/A                 N/A                          N/A                     BANDURA Grundstucks-
Grundstucks-Verwaltungsges.                                                                           Verwaltungsges.
mbH mbH & Co. KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
BOUYGUES TELECOM S.A.        Philippe Montagner  Gilles Pelisson             Philippe Montagner       N/A
                                                                             Olivier Bouygues
                                                                             Michel Cicurel
                                                                             Francois de Combret
                                                                             Gerard Degonse
                                                                             Emmanuel Florent
                                                                             Ulrich Huppe
                                                                             Olivier
                                                                             Poupart-Lafarge
                                                                             Alain Pouyat
                                                                             Dr. Holger Puchert
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
CCA Holding, Inc.            Meinolf Pousset     Charles A. Zak              N/A                     N/A
                                                 Edward Bredniak
                                                 William F. Sullivan
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Connect Austria              N/A                 N/A                         N/A                     Jorgen Bang-Jensen
Gesellschaft fur                                                                                     Christian Czech
Telekommunikation                                                                                    Jurgen Peetz
Ges.m.b.H.                                                                                           Christian Schrotter
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
E.ON Academy GmbH            N/A                 N/A                         N/A                     Volker Wiegmann
                                                                                                     Dr. Stefan Vogg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
E.ON AG                      Dr. Wulf Bernotat   Dr. Hans Michael Gaul       Ulrich Hartmann         N/A
                                                 Dr. Manfred Kruper          Dr. Klaus Liesen
                                                 Dr. Erhard Schipporeit      Hubertus Schmoldt
                                                 Dr. Burckhard Bergmann      Gunter Adam
                                                                             Dr. Karl-Hermann
                                                                             Baumann
                                                                             Ralf Blauth
                                                                             Dr. Rolf-E. Breuer
                                                                             Dr. Gerhard Cromme
                                                                             Wolf Rudiger
                                                                             Hinrichsen
                                                                             Ulrich Hocker
                                                                             Eva Kirchhof
                                                                             Seppel Kraus
                                                                             Prof. Dr. Ulrich Lehner
                                                                             Peter Obramski
                                                                             Ulrich Otte
                                                                             Klaus-Diether Raschke
                                                                             Dr. Henning
                                                                             Schulte-Noelle
                                                                             Prof. Dr. Wilhelm
                                                                             Simson
                                                                             Gerhard Skupke
                                                                             Dr. Georg Frhr. von
                                                                             Waldenfels
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               1

---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
E.ON INTERNATIONAL FINANCE   N/A                 N/A                         N/A                     Johannes Pieter Pels
B.V.                                                                                                 Dr. Michael Bangert
                                                                                                     Norbert Kostka
                                                                                                     Steven Visser
                                                                                                     Hendrik Wirix
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON Montan GmbH             N/A                 N/A                         N/A                     Dr. Roland Ochsenfeld
                                                                                                     Wulf-Hinnerk Vauk
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON North America, Inc.     Georg O.            Dr. Manfred Kruper          N/A                     N/A
                             Budenbender         Dr. Hans Michael Gaul
                                                 Paul Brandimarte
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON Risk Consulting GmbH    N/A                 N/A                         N/A                     Klaus Greimel
                                                                                                     Wilhelm Schmitz
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Ruhrgas Holding GmbH         N/A                 N/A                         N/A                     Ulrich Huppe
                                                                                                     Karl-Heinz Feldmann
                                                                                                     Dr. Thomas Konig
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON UK Holding GmbH         N/A                 N/A                         N/A                     Michael C. Wilhelm
                                                                                                     Hans Gisbert Ulmke
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON US Holding GmbH         N/A                 N/A                         N/A                     Heinrich Montag
                                                                                                     Michael C. Wilhelm
                                                                                                     Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON Nordic Holding GmbH     N/A                 N/A                         N/A                     Karl-Heinz Feldmann
                                                                                                     Dr. Thomas Konig
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON Venture Partners GmbH   N/A                 N/A                         N/A                     Steffen Hasselwander
                                                                                                     Peter Bachsleitner
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON Vermogensanlage GmbH    N/A                 N/A                         N/A                     Ulrich Huppe
                                                                                                     Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
EAVV Energie Assekuranz      N/A                 N/A                         N/A                     Rolf Kettler
Versicherungs Vermittlungs
GmbH
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
ERKA                         N/A                 N/A                         N/A                     Dr. Michael Holtmann
Vermogensverwaltungs-                                                                                Monika Markordes
gesellschaft  mbH
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
FIDELIA Corporation          N/A                 N/A                         N/A                     Peter C. Fulweiler
                                                                                                     Peter J. Winnington
                                                                                                     Hans Gisbert Ulmke
                                                                                                     Georg O. Budenbender
                                                                                                     Graham Wood
                                                                                                     Ronald W. Smyth, Jr.
                                                                                                     Udo Koch
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
FITAS Verwaltung GmbH &      N/A                 N/A                         N/A                     FITAS Verwaltung GmbH
Co. Vermietungs-KG
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Gesellschaft fur             N/A                 N/A                         N/A                     Michael Steffen
Energiebeteiligung mbH                                                                               Dr. Ludger Harbert
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Gewerkschaft Morgengluck     N/A                 N/A                         N/A                     Michael C. Wilhelm
GmbH
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Gunter Lubsen GmbH           N/A                 N/A                         N/A                     Joachim Behring
                                                                                                     Ralf M. Schlichenmaier
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Hamburger Hof                Wilhelm Schmidt     Winfried Maus               Ulrich Huppe            N/A
Versicherungs-                                                               Dr. Rolf Pohlig
Aktiengesellschaft                                                           Dr. Klaus Ridder
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
E.ON Finance GmbH            N/A                 N/A                         N/A                     Hans Gisbert Ulmke
                                                                                                     Dr. Thomas Konig
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Hibernia Industriewerte      N/A                 N/A                         N/A                     E.ON Finance GmbH
GmbH & Co. KG,
Humboldt-Verwaltungsgebaude
Mulheim
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
HIBERNIA Industriewerte      N/A                 N/A                         N/A                     E.ON AG
GmbH & Co. oHG
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------


                                                               2


---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Induboden GmbH               N/A                 N/A                         N/A                     Claus-Peter von der Fecht
                                                                                                     Michael C. Wilhelm
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Induboden GmbH & Co.         N/A                 N/A                         N/A                     Aviga GmbH
Grundstucksgesellschaft
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Induboden GmbH & Co.         N/A                 N/A                         N/A                     E.ON AG
Industriewerte
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Indupark                     N/A                 N/A                         N/A                     Burkhard Niedermowwe
Grundstucksverwertung GmbH                                                                           Michael C. Wilhelm
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Initiativkreis Ruhrgebiet    N/A                 N/A                         N/A                     Dr.-Ing. Eckhard Albrecht
Verwaltungs GmbH
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Junge & Co.                  N/A                 N/A                         N/A                     Joachim Behring
Versicherungsmakler GmbH                                                                             Ralf Schlichemaier
                                                                                                     Ulfert Paulsen
                                                                                                     Rudiger Hansel
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Klockner Haus- und           Raimund Musers      Hermann Kogler              Dr. Erhard Schipporeit  N/A
Verwaltungs AG & Co.                             Roland H. Strassburger      Horst Schmidt
                                                                             Maximilian Ardelt
                                                                             Berkessel
                                                                             Bernhard Doblinger
                                                                             Gunter Dohmke
                                                                             Dr. Hochhauser
                                                                             Dr. Gro(beta)mann
                                                                             Dr. Manfred Kruper
                                                                             Jutta Kuhning
                                                                             Dr. Wolf Roth
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Klockner Industria e         N/A                 N/A                         N/A                     N. Faggiani
Comercio Ltda.
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
Montan GmbH                  N/A                 N/A                         N/A                     Josef Kappertz
Assekuranz-Makler                                                                                    Andreas BranS
                                                                                                     Bernd Krebs
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
NFK Finanzcontor GmbH        N/A                 N/A                         N/A                     Rolf Kolven
                                                                                                     Dr. Ludger Harbert
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Nordel Holding               N/A                 N/A                         N/A                     Rolf Kolven
Gesellschaft GmbH
                                                                                                     Dr. Ludger Harbert
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Nordel Holding GmbH & Co.KG  N/A                 N/A                         N/A                     Nordel Holding Gesellschaft
                                                                                                     mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Pragma Ltd.                  N/A                 N/A                         N/A                     Graham Wood
                                                                                                     Christopher Salame
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Raab Karcher Electronic      N/A                 Graham Wood                 N/A                     N/A
Systems PLC                                      Christopher Salame
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Thame Power Ltd.             N/A                 N/A                         N/A                     Graham Wood
                                                                                                     Christopher Salame
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VBB                          N/A                 N/A                         N/A                     Dr. Erhard Schipporeit
VIAG-Bayernwerk-                                                                                     Klaus Schafer
Beteiligungsgesellschaft
mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Electronics             N/A                 N/A                         N/A                     Michael C. Wilhelm
Beteiligungs GmbH                                                                                    Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Electronics GmbH        N/A                 N/A                         N/A                     Dr. Rolf Pohlig
                                                                                                     Michael C. Wilhelm
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Electronics LLC         Ferdinand Pohl      B. M. Borsboom                                      N/A
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA ELECTRONICS UK PLC      N/A                 Graham Wood                 N/A                     N/A
                                                 Christopher Salame
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Electronics US          N/A                 N/A                         N/A                     Claus-Peter von der Fecht
Holding GmbH                                                                                         Heinrich Montag
                                                                                                     Michael C. Wilhelm
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               3


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Investments Ltd.        N/A                 N/A                         N/A                     Graham Wood
                                                                                                     Christopher Salame
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Telecom                 N/A                 N/A                         N/A                     Ulrich Huppe
Beteiligungs-GmbH
                                                                                                     Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Telecom Management      N/A                 N/A                         N/A                     Ulrich Huppe
GmbH                                                                                                 Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBA Telecom                 N/A                 N/A                         N/A                     Ulrich Huppe
Verwaltungsgesellschaft mbH                                                                          Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Gelsenberg                   N/A                 N/A                         N/A                     Ulrich Huppe
Verwaltungsgesellschaft mbH                                                                          Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VEBACOM Holdings Inc.                                                                                Karl-Michael Fuhr
                                                                                                     Georg O. Budenbender
                                                                                                     A. Paul Brandimarte, Jr.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Vereinigung der              N/A                 N/A                         N/A                     E.ON AG
Gesellschafter der
Indupark GbR
                                                                                                     WestLB
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VIAG Connect Beteiligungs    N/A                 N/A                         N/A                     Dr. Holger Puchert
Ges.m.b.H.
                                                                                                     Dr. Patrick Wolff
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VIAG Connect Ges. fur        N/A                 N/A                         N/A                     Dr. Holger Puchert
Telekommunikation                                                                                    Dr. Patrick Wolff
Ges.m.b.H.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VIAG Telecom AG              Maximilian Ardelt   Ulrich Huppe                Prof. Dr. Wilhelm       N/A
                                                 Dr. Holger Puchert          Simson
                                                 Dr. Georg Freiherr von      Dr. Erhard Schipporeit
                                                 Waldenfels                  Gerd Schneider
                                                                             Dr. Rolf Pohlig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VIAG Telecom Beteiligungs    N/A                 N/A                         N/A                     Ulrich Huppe
GmbH                                                                                                 Dr. Erhard Schipporeit
                                                                                                     Carsten Stablein
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VIAG Telecom Connect         N/A                 N/A                         N/A                     Dr. Holger Puchert
zweite Beteiligungs                                                                                  Dr. Patrick Wolff
Ges.m.b.H.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VR Telecommunication         N/A                 N/A                         N/A                     Dr. Holger Puchert,
Beteiligungs-Verwaltungs                                                                             Jurgen Struck
GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VR Telecommunication         N/A                 N/A                         N/A                     VEBA Telecom Management GmbH
Beteiligungs-Verwaltungs
GmbH & Co. KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VR Telecommunications        N/A                 N/A                         N/A                     Helmut Rundmann
Geschaftsfuhrungs-GmbH                                                                               Michael Steffen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
VR Telecommunications        N/A                 N/A                         N/A                     Ulrich Huppe
Holding GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
Wilh. Ispert GmbH & Co KG    N/A                 N/A                         N/A                     Aviga GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------



PART B


                                                                                OFFICERS AND/OR
    MARKET-UNIT-ID              COMPANY-ID            NAME OF COMPANY             DIRECTORS                   ADDRESS
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
                                                  Degussa
44                           28                  Degussa AG                  Prof. Dr.               Bennigsenplatz 1, 40474
                                                                             Utz-Hellmuth Felcht     Duesseldorf
                                                                             Dr. Alfred Oberholz,
                                                                             Dr. Thomas
                                                                             Schoeneberg,
                                                                             Heinz-Joachim Wagner
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           11                  Degussa Canada Inc.         Gary Mitchell-          3380 South Service Road ,
                                                                             President               L7N3J5 , Burlington, ON
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           107                 Stockhausen Iberia S.A.     Horst Liss (pres.)      Paseo San Juan 75 , 8(0),O8009
                                                                             Siegfried Menk          , Barcelona
                                                                             Andreas Fischer
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           150                 Cyro Industries Inc.        n/a                     100 Enterprise Drive, #700 ,
                                                                                                     '07866 , Rockaway, NJ
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           339                 Roha B.V.                   Mr. Wim van             Gildenstraat 4B , 3861 RG ,
                                                                             Renselaar, Dr.          NIJKERK
                                                                             Karlheinz Nothnagel
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           399                 KMV                         Herr Dr. Gunther        Paul-Baumann-Str. 1 , 45764,
                                                 VermogensverwaltungsgesellscAllekotte               Marl
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           428                 Cosmedis Pharma GmbH        n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           442                 Huls( UK) Ltd.              n/a                     Winterton Way , SK11 0LP ,
                                                                                                     Macclesfield, Cheshire
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           447                 Degussa CIAG                Dr. Volker Grunwald     Zollstr. 62 , 8021, Zurich
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           470                 Rohm Ltd.                   n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           680                 MONACRIL S.L. (i.L.)        Dr. Hans-Jurgen Kress   Plaza de la Alamda 35 bis 3a ,
                                                                             (Prasident des          46023, Valencia
                                                                             Verwaltungsrates)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           741                 Verwaltungsgesellschaft     n/a                     Paul-Baumann-Str. 1 , 45764,
                                                 Huls mbH                                            Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           836                 ARG mbH & Co. KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           845                 Daicel Degussa Ltd.         Daicel-Degussa Ltd.     2-3-1 Nishi-Shinjuku ,
                                                                             President: Mr. Taiji    163-0912 , Tokyo
                                                                             Yamabe
                                                                             Vice president:
                                                                             Mr. Ulrich Sieler
                                                                             Directors:
                                                                             Dr. Joahim Leluschko,
                                                                             Mr. Taizo Tosa
                                                                             Auditors:
                                                                             Dr. Wolfram Heinen,
                                                                             Mr. Mikio Kitagawa
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               5


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           954                 Rohacryl Inc.               n/a                     379 Interpace Parkway ,
                                                                                                     Parsippany, New Jersey
                                                                                                     07054-0677
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           963                 Rohm GmbH & Co. KG          n/a                     Kirschenallee , 64293,
                                                                                                     Darmstadt
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           965                 Huls Nordic AB              n/a                     Drottninggatan 26 , S - 2021 ,
                                                                                                     Malmo
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           1072                Stockhausen GmbH            Gunther Wittmer         Bakerpfad 25 , 47805, Krefeld
                                                                             (Sprecher), Andreas
                                                                             Bonhoff
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           1083                Stockhausen S.A.R.L.        Ulrike Steinhorst       32 Place Ronde , F-92035 ,
                                                                                                     Paris La Defense
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           1098                Stockhausen Inc.            Bernfried Messner       2401 Doyle Street , 27406,
                                                                             Pete Gursky             Greensboro, North Carolina
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           1099                Stockhausen Benelux NV/SA   Patrick Merlevede       Noordersingel 7 , B-2140 ,
                                                                                                     Borgerhout
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           1101                Stockhausen UK Ltd.         n/a                     Featherstone Road , MK 12 5 ,
                                                                                                     Milton Keynes, Bucks MK 12 5
                                                                                                     TB
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           3001                Niedersachsische
                                                 Gesellschaft zur
                                                 Endlagerung von
                                                 Sonderabfall mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4007                Westgas GmbH & Co. KG       Ralf Kranich            Paul-Baumann-Stra(beta)e
                                                                                                     1 , 45772,   Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4015                Faserwerke Huls GmbH        Herr Dr. Buchmeier,     Paul-Baumann-Str. 1 , 45772,
                                                                             Herr Wegener            Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4022                ARG Verwaltungs GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4023                Ergonett AG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4045                Huls Service GmbH           n/a                     Paul-Baumann-Str. 1 , 45764,
                                                                                                     Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4046                Indaver N.V.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4051                Stockhausen                 Dr. Hans-Georg Hartan   Bakerpfad 25 , 47805, Krefeld
                                                 Projektgesellschaft
                                                 Europrotection GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4055                Moskau-Stockhausen-Perm     Peter Brantzko          ul. Kirowogradskaja 16 ,
                                                 AG                                                  614101, Perm/Ural
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4056                BeijingTianshi Special      Ms. Wei                 Zhi Xin Dong Road No. 5 ,
                                                 Chemical Technique Co.,                             100083, Beijing/China
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4063                RohMax Additives GmbH       Dr. Dirk Reese          Kirschenallee , 64293,
                                                                                                     Darmstadt
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4069                Stockhausen Louisiana LLC   Thomas Radtke           3606 Highway 44 , 70051,
                                                                                                     Garyville, LA 70051
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4073                RohMax Canada Inc.          Mr. Dirk Reese, Mr      12695 County Road 2 , K0C 1X0
                                                                             David Sivinski          , Morrisburg, Ontario, Canada
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4074                RohMax France S.A.S         President ; Dr Dirk     67630, Lauterbourg
                                                                             REESE   General
                                                                             Manager :  Mr Denis
                                                                             SCHMITT
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4075                RohMax USA, Inc.            n/a                     723 Electronic Drive ,
                                                                                                     Horsham, PA 19044-2228
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4085                Oxeno Olefinchemie GmbH     Rainer Lenzen, Marl     Paul-Baumann-Str. 1 , 45772,
                                                                                                     Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4086                Degussa Immobilien          Karl-Heinz Franke Dr.   Paul-Baumann-Str. 1 , 45772,
                                                 Verwaltungs-GmbH            Lutz-Dieter Naake       Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4087                Infracor GmbH               Dr. Thomas Haeberle,    Paul-Baumann-Str. 1 , 45764,
                                                                             Willibrord Lampen       Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4088                Creavis Ges. f.             Dr. Andreas Gutsch      Paul-Baumann-Str. 1 , 45764,
                                                 Technologie u. Innovation                           Marl
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4091                Degussa Immobilien GmbH &   Degussa Immobilien      Paul-Baumann-Str. 1 , 45764,
                                                 Co. KG                      Verwaltungs-GmbH        Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4093                Westgas Verwaltungs-GmbH    n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4098                Degussa International       Mitchell Solomowitz     379 Interpace Parkway , 7054,
                                                 Inc.                        (President)             Parsippany, New Jersey
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4099                Degussa Coatings &          Tony Gardner, CK Tan    30 Commercial Drive , 3175,
                                                 Colorants Pty.  Ltd.                                Dandenong/Viktoria
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4102                Colortrend B.V.             Dr. Martin Welp         Ankerkade 101 , 6201BB ,
                                                                                                     Maastricht
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4105                RohMax                      Dr. Leluschko, Herr     Kirschenallee , 64293,
                                                 Verwaltungsgesellschaft     Westerholt              Darmstadt
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4109                Stockhausen Nordic OY       Michael Brune           Annankatu  25 H 58 , 100,
                                                                                                     Helsinki
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4110                Stockhausen Nordic AB       Michael Brune           Villagatan 7 , 522 30 ,
                                                                                                     Tidaholm
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4111                Rohm                        Dr. Nothnagel, Dr.      Kirschenallee , 64293,
                                                 Beteiligungsgesellschaft    Haeberle, Dr. Kre(beta),     Darmstadt
                                                 mbH                         Dr. Schaufler
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               6


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4113                Degussa India Pvt. Ltd.     Mr. Manfred Knoll       12A/A (13th floor), Bhaktawar
                                                                             (Managing Director)     , Mumbai - 400 021
                                                                             Dr. Bernhard Hofmann
                                                                             (Director) Mr. Robert
                                                                             Wissner (Director)
                                                                             Mr. Dhulipala
                                                                             Sitaramaiah
                                                                             (Director)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4114                E Inc Corporation
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4115                Rohm America LLC            Rodger B. Cram  Jim     2, Turner Place , 8855,
                                                                             Olsen Dr. Schleep       Piscataway, NJ 08855
                                                                             Peter Vinocur
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4118                Degussa Verwaltungs-GmbH    Ulrich Grohe, Thomas    Bennigsenplatz 1 , 40474,
                                                                             Wenzel                  Duesseldorf
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4121                Degussa Antwerpen N.V.      n/a                     Tijsmanstunnel West , B - 2040
                                                                                                     Antwerpen 4
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4122                Degussa Benelux N.V./S.A.   Bernd Vosswinkel        Kapucijnbloemenlaan 1 , 1030,
                                                                                                     Brussel
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4129                Degussa Hong Kong Ltd.      Mr. Eric Baden          169, Electric Road , Hong Kong
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4130                Degussa France SNC          Mrs. Ulrike             32 Place Ronde , 92035, Paris
                                                                             Steinhorst              La Defense Cedex
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4131                Degussa Italia S.p.A.       n/a                     Via Carlo Pisacane 7/B ,
                                                                                                     20016, Pero (MILANO)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4132                Degussa Japan Co., Ltd.     Mr. Ulrich Sieler       163-0938 , Tokyo
                                                                             (President) Mr.
                                                                             Takehiko Ito
                                                                             (Managing Director)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4133                Degussa Limited             Mr D C M Andrews        Winterton Way , SK11 0LP ,
                                                                             (Director) Mr A         Macclesfield, Cheshire, GB
                                                                             Elbrechter (Director)
                                                                             Dr Uwe Salzer
                                                                             (Director) Mr V
                                                                             Schmidt (Director) Mr
                                                                             P Wood (Director) Mr
                                                                             J L Hamilton
                                                                             (Secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4134                Degussa Iberia S.A.         Heinz Rzehak (pres.)    Paseo San Juan, 75 - 8. Plta.
                                                                             Bernd Pfeiffer Thomas   , E - 08009 Barcelona
                                                                             Schmidt Antonio Bover
                                                                             Hidiroglu (non-board
                                                                             secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4135                Degussa Brasil  Ltda.       Weber Ferreira Porto    Alameda Campinas 579 -
                                                                                                     3(degree) bis 13(degree) andar,
                                                                                                     01404-000 Sao Paulo-SP
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4139                Degussa CEE GmbH            Dr. Helmut Wipfler      Liesinger Flur-Gasse 2C ,
                                                                             Dr. Roman Odvarko       1230, Wien
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4142                Degussa Corporation         n/a                     379 Interpace Parkway , 7054,
                                                                                                     Parsippany, New Jersey
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4143                Degussa (Schweiz) AG        Guido Scheuring         Vulkanstrasse 110 , 8048,
                                                                             Michael Kube, Rudolf    Zurich
                                                                             Strickler
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4145                Degussa Benelux B.V.        Mr Bernd Vosswinkel     Hettenheuvelweg 37-39 , 1101
                                                                                                     BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4147                Degussa Mexico S.A. de      Peter Stoessel          Calzada Mexico-Xochimilco No.
                                                 C.V.                                                5149 , 14610, Mexico D.F.
                                                                                                     /Mexico
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4149                Rexim SAS                   Mr Manfred Mueller      32, Place ronde , 92035, Paris
                                                                                                     La Defense
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4151                Nordisk Carbon Black AB     Dr. Armin Wunderlich    Kusthamnsgatan 1 , S - 20213
                                                                                                     Malmo
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4152                COFRABLACK (Compagnie       n/a                     F - 33810 Ambes
                                                 Francaise du Carbon Black
                                                 S.A.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               7


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4154                Carbogal-Carbonos de        Mr. Travassos Martins   Apartado 215 , 7520-903 ,
                                                 Portugal S.A.                                       Sines
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4157                United Silica Industrial    Hanns-Joachim Sohn      Ta Yuan Industrial District
                                                 Ltd.                        Gerard Berote, Detlev   Park, Ta Yuan Hsian , 337, Tao
                                                                             Koth                    Yuan Hsien, Taiwan
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4161                Nippon Aerosil Co., Ltd.    Gerd Brand Nobuo        2-3-1, Nishi-Shinjuku,
                                                                             Okano                   Shinjuku-ku , 163-0913 , Tokyo
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4162                Degussa Australia Pty.      Tony Gardner Peter      30 Commercial Drive, P.O.Box
                                                 Ltd                         Bachem                  996 , 3175, Dandenong,
                                                                                                     Victoria
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4164                Algorax (Pty.) Limited      Mr. Wolfgang Buder      John Tallant Road , 6000, Port
                                                                             Mr. H. G. Kunzmann      Elizabeth
                                                                             Mr. Deg Lane
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4180                Para-Chemie GmbH            Dr. Egbert  Schola      Hauptstra(beta)e 53 , 2440,
                                                                                                     Gramatneusiedl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4183                ASTA Medica GmbH            Dr. Detlev Clajus       Bennigsenplatz 1 , 40474,
                                                                             Norbert Leonhard        Dusseldorf
                                                                             Gesamtprokura: Dr.
                                                                             Wolfgang Auf der
                                                                             Heyde Ludger
                                                                             Kollender Dr. Gerhard
                                                                             Roos Norbert Arnd
                                                                             Westerholt
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4184                Arzneimittelwerk Dresden    Dr. Stephan             Meissner-Strasse 191 , 1445,
                                                 GmbH                        Geussenhainer           Radebeul
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4188                Degussa International       Bernd Vosswinkel        Hettenheuvelweg 37-39 , 1101
                                                 Finance N.V.                                        BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4189                B.V. United Metal &         Bernd Vosswinkel        Hettenheuvelweg 37-39 , 1101
                                                 Chemical Company                                    BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4191                Degussa France Groupe       Mrs. Ulrike             32 place ronde , F-92035 ,
                                                 S.A.S.                      Steinhorst              PARIS LA DEFENSE
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4194                Carbon Black Nederland      Mr. Eddy Timmermans -   Welplaatweg 30 , 0, NL - 3197
                                                 B.V.                        Managing Director Mr.   KS Botlek RT
                                                                             Ruud Zwaan - Manager
                                                                             Finance and
                                                                             Administration Mr.
                                                                             Jeroen Buckers -
                                                                             Manger Production Mr.
                                                                             Erik Bleichrodt -
                                                                             Manager Quality Mr.
                                                                             Flip Ebberg - Manager
                                                                             Logistics
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               8


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4217                Aerosil France S.A.R.L.     PIERRE CARUEL -         32 Place Ronde , 92035, Paris
                                                                             BERTRAND DESPEYROUX     La Defense Cedex
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4222                Stockhausen Asia Pt.        Hr. Kamaludin           Jalan Bukit Gading Raya ,
                                                                                                     14240, Jakarta
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4503                Kommanditges. Deutsche      Geschaftsfuhrer der     Weidenstr. 70-72 , 44147,
                                                 Gasru(beta)werke GmbH & Co.      Komplementarin:         Dortmund
                                                                             Dipl.-Chem.
                                                                             Dr.Hans-Dieter
                                                                             Kahley(beta)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4506                SILQUIMICA S.A.             Klaus Forster (pres.)   km 5 , E-01213 ,
                                                                             Wolfgang Schedl Juan    Zubillaga-Lantaron (Alava)
                                                                             Carlos Guzman Roberto
                                                                             Antonio Bover
                                                                             Hidiroglu
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4507                Degussa Africa (Pty) Ltd.   Molatoli Qobose         Sixteenth Road , 1685,
                                                                             Brendan Mullin          Midrand/South Africa
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4509                Aktivsauerstoff GmbH        Dr. Alois Wachmann,     Auer-von-Welsbachstra(beta)e
                                                                             Dr. Helmut Wipfler      1, 9330, Treibach-Althofen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4511                Paraglas Sociedade de       Dr. Andreas Jager       Apartado 10 , P-2135-114
                                                 Acrilicos Lda.                                      Samora Correia
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4513                Qingdao Degussa Chemical    Dr. Reinhold Meuser     47 North Fuzhou Road , 266300,
                                                 Company Ltd.                1st Deputy Manager:     Jiaozhou City, Qingdao
                                                                             Mr. Ma Fengchun 2nd
                                                                             Deputy Manager: Mr.
                                                                             Andersson
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4519                Degussa Norden AB           Per Eborn               Kusthamnsgatan 1 , SE - 20213
                                                                                                     Malmo
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4520                Cyanco Company              n/a                     5505 Cyanco Drive , NV 89446 ,
                                                                                                     Winnemucca
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4521                FERMAS s.r.o.               Miroslav Havlik         Priboj 335 , 97613, Slovenska
                                                                             (beginning 1.1.2004)    L'upca / Slovakia
                                                                             - Executive Director
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4523                Insilco Ltd.                Mr. Manfred Knoll       3rd Floor, Thapar House, 124
                                                                                                     Janpath , 110001, New Delhi
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4530                JJ-Degussa Chemicals (S)    n/a                     n/a
                                                 Pte. Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4533                Degussa Peroxide Ltd.       Tom Barratt             P.O.Box 196 , N/A ,
                                                                                                     Morrinsville/New Zealand
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4534                Degussa Chimica S.p.A.      Dr. Carl W. Vogts       Via Pisacane 7/b , 20016, Pero
                                                                             Giovanni Veronelli
                                                                             Frank Kluge Pier
                                                                             Giorgio Gatti
                                                                             Giuseppe Benzoni
                                                                             Sergio Subini
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               9


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4549                JJ-Degussa Chemicals (T)    n/a                     n/a
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4551                Korea Carbon Black Co.      Mr Franz Isslinger      94, Kalson-I Dong , 403-081 ,
                                                 Ltd.                                                Bupyong-Gu, Incheon/KOREA
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4556                BAYDEG                       n/a                     n/a
                                                 Kautschukchemikalien GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4560                Degussa Assekuranz Kontor    n/a                     Wei(beta)frauenstra(beta)e 9,
                                                 GmbH                                                  60287, Frankfurt
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4563                Deutsche Gasru(beta)werke    Geschaftsfuhrer:        Weidenstr. 70-72 , 44147,
                                                 GmbH                         Dipl.-Chem. Dr.         Dortmund
                                                                              Hans-Dieter Kahley
                                                                              (beta)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4566                EFG (Elween + Frankenbach    n/a                     n/a
                                                 GmbH) (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4568                Esca                         n/a                     Tolzer Strasse 30 , 82031,
                                                 Grundstucksverwal-                                   Grunwald
                                                 tungsgesellschaft
                                                 KG (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4570                HD Ceracat GmbH              n/a                     D-60287 , Frankfurt am Main
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4572                Hessische Industriemull
                                                 GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4575                ISF (Internationale
                                                 Schule Frankfurt
                                                 Rhein-Main) GmbH & Co. KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4582                PROMOS                       n/a                     Tolzer Strasse 30 , 82031,
                                                 Grundstucksverwaltungsgesellschaft                  Grunwald
                                                 KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4586                Technologie- und
                                                 Grunderzentrum Hanau GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4590                Verwaltungsgesellschaft     n/a                     Weissfrauenstra(beta)e 9,
                                                 fur                                                 60287, Frankfurt am Main
                                                 Degussa-Beteiligungsanteile
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               10


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4597                ASTA MEDICA EOOD (i.L.)     n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4599                ASTA Medica OOO (i.L.)      n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4614                Bush Beach Ltd.             n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4621                Cogeneracion Gequisa S.A.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4630                Degussa Hungaria            Attila Glodi Klara      Frankel Leo u. 45., 1023,
                                                 Kereskedelmi es Tanacsado   Magashazi (Prokurist)   Budapest
                                                 Kft.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4631                Degussa Iran AG             Mr. Lars Bechler        Africa Ave. , Teheran
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4632                Degussa Korea Ltd.          Mr. Franz Isslinger,    94, Kalsan - 1 Dong,
                                                                             President. Mr.          Bupyung-Gu , 403-083 , Inchon
                                                                             Yongjin Kim,            /  Korea
                                                                             Director. Mr. Sehung
                                                                             Kang, Director.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4633                Degussa Pacific Limited     Mr. Eric Baden          169, Electric Road, Northpoint
                                                                                                     , Hong Kong
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------

44                           4634                Degussa-Huls Lda.           n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4635                Degussa Praha s.r.o.        Dr. Roman Odvarko       Na Sychrovi 8 , 101 00 , Praha
                                                                                                     10
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4637                Degussa Romania S.R.L.      Dr. Ursula Bologa       B-dul Poligrafiei , 13704,
                                                                                                     Bukarest
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4638                Degussa (SEA) Pte. Ltd.     Mr. Michael Dietrich    07-18 Nordic European Centre ,
                                                                                                     609927, Singapur
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4639                Degussa Slovakia spol.      Dr. Helmut Wipfler      976 13 , Slovenska
                                                 s.r.o.                      Dr. Roman Odvarko         L'upca 566
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4640                Degussa Taiwan Ltd.         Mr. Hanns-Joachim       9th Fl., 133, Min Shen E. Road
                                                                             Sohn                    Sec. 3 , 105, Taipei

---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4641                Degussa Ticaret Ltd.        n/a                     n/a
                                                 Sirketi
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4646                Degussa Re S.A.             Philippe Dubuisson      45 Rue des Scillas , 2529,
                                                                             (General Manager)       Howald
                                                                             Hans-Joachim
                                                                             Fippinger, Mathias
                                                                             Caspari, Ulrich
                                                                             Grohe, Thomas
                                                                             Wittbjer
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4649                Degussa Peroxide Africa     n/a                     4120, Durban
                                                 (Pty) Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4655                Kraftwerk
                                                 Ryburg-Schworstadt AG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4661                Leukon AG                   Guido Scheuring         Vulkanstrasse 110 , CH-8048 ,
                                                                                                     Zurich
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4663                Manox Ltd.                  n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4664                Mineracao Novo Astro S.A.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4672                Nilok Chemicals Inc.        n/a                     379 Interpace Parkway , NJ
                                                 (i.L.)                                              0705 , Parsippany
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               11


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4675                Degussa Croatia d.o.o.      Ivan Velikanovic        OGRIZOVIAEEVA 36A , 10000,
                                                                                                     ZAGREB
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4679                Osterreichische Chemische   Dr. Helmut Wipfler      Liesinger Flur-Gasse 2c ,
                                                 Werke GmbH                                          1230, Wien
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4684                Sherkate Rang Va Loab       H. Toloui               Avenue Afrigha - Ave Kish No.
                                                 Iran (i.L.)                 (Liquidator)            20
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4688                Treupha AG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4689                Treupha Finanz AG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4691                Westerwork Engineers Ltd.
                                                 (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4701                Degussa Mexico Servicios    n/a
                                                 S. A. de C. V.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4702                Companhia National de
                                                 Borrachas S.A.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4703                Stockhausen                 Horst Li(beta) Klaus    Bakerpfad 25,47805,
                                                 Unterstutzung-Einrichtungs  Wolf                    Krefeld
                                                 GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4704                Baugesellschaft Hanau
                                                 GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4706                Gemeinschafts-Lehrwerkstadt
                                                 GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4708                TS Instandhaltungstechnik   n/a                     Farbenstra(beta)e 7 , 6803,
                                                 GmbH & Co. KG                                       Greppin
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4711                United Silica (Siam) Ltd.   Mr. Songserm Ovadhana   1-3 Road, Maptaphud Industrial
                                                                                                     Estate , 21150, Rayong
                                                                                                     Thailand
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4713                Pulver Kautschuk Union      Dr. Reinhard Stober     Paul-Baumann-Str. 1 , 45764,
                                                 GmbH                                                Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4716                Nordisk Carbon Black        n/a
                                                 Energi AB
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4717                Carbon Black Polska Sp.     Krzysztof Jalosinski    3-go Maja 83 , 38-200 , Jaslo
                                                 z.o.o.                      Michal Nowak, Zofia
                                                                             Patyk
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4719                Degussa-Huls Metals GmbH    n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4731                Degussa (NZ) Limited        Tony Gardner CK Tan     1/45 William Pickering Drive,
                                                                                                     Auckland
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4736                DH Erste                    n/a                     Paul-Baumann-Str. 1 , 45764,
                                                 Vermogensverwaltungs-GmbH                           Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4737                DH Zweite                   n/a                     Rodenbacher Chaussee 4 ,
                                                 Vermogensverwaltungs-GmbH                           63457, Hanau
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4739                Industriepark Wolfgang      Dr. Minnerup            Rodenbacher Chausee , 63457,
                                                 GmbH                                                Hanau
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4740                Degussa Dental              n/a                     n/a
                                                 Verwaltungs- GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4741                Infracor Lager- und         Dr. Weert Zell, Dr.     Paul-Baumann-Str. 1 , 45772,
                                                 Speditions- GmbH            Dietmar Ruttert         Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4742                Proligo International       n/a                     n/a
                                                 GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4743                Satia GmbH                  Dr. Reinhard Kroner,    Lise-Meitner-Stra(beta)e 34 ,
                                                                             Geschaftsfuhrer (14     85354, Freising
                                                                             Oct 2003);  Dr. Hans
                                                                             Henning Wenk,
                                                                             Geschaftsfuhrer (1
                                                                             Oct 2004);
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4744                SKW Piesteritz Holding      Stefan Greger           Mollensdorfer Strasse 13 ,
                                                 GmbH                                                6886, Lutherstadt Wittenberg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4748                StoHaas Management GmbH     Prof. Dr. Gunter Bub    Paul-Baumann-Str. 1 , 45764,
                                                                             Steven Aaron Freimer    Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4749                StoHaas Monomer GmbH &      StoHaas                 Paul-Baumann-Str. 1 , 45764,
                                                 Co. KG                      Management-GmbH         Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4751                Thyssen Rohm                Werner Eschbach K.      Hans-Gunther-Sohl-Str. 1 ,
                                                 KunststoffhandelsgesellschafLausus Klaus Roth       40235, Dusseldorf
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4757                Studiengesellschaft Kohle   n/a                     n/a
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4758                Novara Technology S.r.L.    Andreas Rueckemann      4, Via G. Fauser , 28100,
                                                                                                     Novara
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4759                ELEMICA  Holdings Limited
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4762                Degussa Eurasia OOO         Eduard Albrecht         1st Dorozhny proezed , 113535,
                                                                                                     Moskau
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               12


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4763                Oxxynova GmbH & Co. KG      n/a                     Paul-Baumann-Str. 1 , 45764,
                                                                                                     Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4764                Oxxynova                    n/a                     Paul-Baumann-Str. 1 , 45764,
                                                 Verwaltungsgesellschaft                             Marl
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4765                Umschlagsterminal Marl      Umschlag Terminal       Paul-Baumann-Strasse 1 ,
                                                 GmbH & Co. KG               Marl                    45772, Marl
                                                                             Verwaltungs-GmbH,
                                                                             45772 Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4766                Umschlagsterminal Marl      Klaus Meinders, Ingo    Paul-Baumann-Strasse 1 ,
                                                 Verwaltungsgesellschaft     Bahmann                 45772, Marl
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4772                CC-Hubwoo.com S.A.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4776                Degussa UK Holdings Ltd.    Dr Bernhard Hofmann     Chippenham Drive , MK10 0AF ,
                                                                             (Chairman) Donald       Milton Keynes
                                                                             Andrews (MD) Gillian
                                                                             Chapple John Hamilton
                                                                             (Secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4777                Degussa SKW Co.             n/a                     Macclesfield , 0, GB -
                                                                                                     Cheshire, SK 11 OLP
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4781                Aliz GmbH & Co.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4785                Oxeno Antwerpen N.V.        Jan van den Bergh       Tijsmanstunnel West , B-2040 ,
                                                                                                     Antwerpen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4790                its.on Corporation          n/a                     379 Interpace Parkway ,
                                                                                                     Parsippany
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4795                European Pipeline
                                                 Developement Company
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4815                Degussa Knottingley UK      Donald Andrews          Common Lane , WF11 8BN ,
                                                 Ltd                         (director) John         Knottingley, Nr Leeds
                                                                             Hamilton (director)
                                                                             Mike Day (director)
                                                                             Miss Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4816                Laporte Speciality          Peter A. Vinocur        500 International Drive , NJ
                                                 Organics Inc.               (interim position)      0782 , Mt. Olive
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4819                Raylo Chemicals Inc         Matthew Colomb          1021 Hayter Road , T6S 1A1 ,
                                                                             President               Edmonton - Alberta
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4820                Degussa Peroxygens GmbH     n/a                     Dr. Gustav-Adolph-Str. 3 ,
                                                                                                     82049, Pullach
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4821                Inspec Fibres GmbH          Dr. Herbert Grie(beta)er, Werkstra(beta)e 3,4860,
                                                                             Donald Charles             Austria
                                                                             MacKenzie Andrews
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4822                Inspec Foams Inc            Robert Tait             1560 Highway 371 South ,
                                                                                                     71754, Magnolia - Arkansas
                                                                                                     71754-0099
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4826                Technochemie GmbH & Co.     Dr. Christoph           Gutenberg Str. 2 , 69221,
                                                 KG                          Hartmann                Dossenheim
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4827                Laporte TBS Ltd. (i.L.)     n/a                     International Financial
                                                                                                     Service , Dublin 1
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4828                Degussa Catalysts and       General Manager:        PO Box 1228 , 2001, Sydney
                                                 Initiators Pty. Ltd.        Peter Smith Company     NSW  Australia
                                                                             Secretary: Bruce
                                                                             McLennan
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4829                Jayhawk Fine Chemicals      Jay Janis- Director     PO Box 247 , 0, Galena - KS
                                                 Corp                        Clive Rankin -          66739
                                                                             Director John
                                                                             Hamilton - Secretary
                                                                             Peter Rodger -
                                                                             Treasurer
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4830                Degussa Initiators LLC      n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4834                Degussa Initiators GmbH &   n/a                     Dr.-Gustav-Adolph-Str. 3 ,
                                                 Co. KG                                              82049, Pullach
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4837                Degussa Fine Chemicals,     n/a                     TS2 1UB , Middlesbrough
                                                 Fine Organics
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4838                Degussa Sant Celoni S.A.    Mr. Mike Day            Ctra. C-35 km.59 , 8470, Sant
                                                                                                     Celoni
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4839                Degussa Stanlow Ltd.        Donald Andrews -        Knottingley , West Yorkshire,
                                                                             director John           WF11 8BN / U.K.
                                                                             Hamilton - director
                                                                             Dirk Reese - director
                                                                             Willi Lufen -
                                                                             director
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4841                Laporte North-America       Donald Andrews          Gin House Lane , S61 4QH ,
                                                 Ltd.                        (director) John         Rotherham, South Yorkshire
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4842                Inspec Fine Chemicals       Donald Andrews -        Knottingley , WF11 8BN , West
                                                 Ltd.                        director Mike Day -     Yorkshire, U.K.
                                                                             director John
                                                                             Hamilton - director
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4843                Laporte Industries Ltd.     Donald Andrews          Winterton Way , SK11 0LP ,
                                                 Group Services              (director) John         Macclesfield, Cheshire
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               13


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4845                Degussa Amalgamation Ltd.   n/a                     Chippenham Drive , MK10 0AP ,
                                                                                                     Kingston, Milton Keynes
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4846                Laporte Chemicals Ltd.      Donald Andrews          Chippenham Drive , MK10 0AF ,
                                                                             (director) John         Kingston, Milton Keynes
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4847                Micro Image Chemicals       Donald Andrews          Chippenham Drive , MK10 0AF ,
                                                 Limited                     (director) John         Kingston, Milton Keynes
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4850                Laporte Invesco             Donald Andrews          Chippenham Drive , MK10 0AP ,
                                                                             (director) John         Kingston, Milton Keynes
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4852                EGL Ltd.                    Donald Andrews          66 Wigmore Street , W1U 2HQ ,
                                                                             (director) John         London, UK
                                                                             Hamilton (director)
                                                                             Miss Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4853                Sarclear Ltd.               Donald Andrews          Chippenham Drive , MK10 0AF ,
                                                                             (director) John         Kingston, Milton Keynes
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4854                St. Bernard Insurance       David Campbell Chris    4-8 Circular Road , MI99 2BB ,
                                                                             Lear Donald Andrews     DOUGLAS
                                                                             John Hamilton Phillip
                                                                             Ellerton Marsh
                                                                             Management Services
                                                                             (Isle of Man) Limited
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4855                Laporte Speciality          Donald Andrews          Chippenham Drive , MK10 0AF ,
                                                 Organics Limited            (director) John         Kingston, Milton Keynes
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4856                Inspec Invesco              Donald Andrews          Chippenham Drive , MK10 0AF ,
                                                                             (director) John         Kingston, Milton Keynes
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4857                Inspec Finance Ltd.         Donald Andrews          Chippenham Drive , MK10 0AF ,
                                                                             (director) John         Kingston, Milton Keynes
                                                                             Hamilton (director)
                                                                             Geneva Stapleton
                                                                             (secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4859                Aztec Holding Company       Ted M. Pettijohn        555 Garden Street , 44035,
                                                                                                     Elyria, OH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4860                Circuit Chemistry           n/a                     n/a
                                                 Equipment Inc. (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4862                Laporte Group Inc.          Jay Janis - President   8545 South East Jayhawk Drive
                                                                                                     , 66739, Galena - Kansas
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4863                Laporte Nederland           n/a                     Hettenheuvelweg 37-39 , 1101
                                                 (Holding) B.V.                                      BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4864                Laporte Nederland B.V.      n/a                     Hettenheuvelweg 37-39 , 1101
                                                                                                     BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4865                Laporte BV                  n/a                     Hettenheuvelweg 37-39 , 1101
                                                                                                     BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4866                Laporte Services BV         n/a                     Hettenheuvelweg 37-39 , 1101
                                                                                                     BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4867                Laporte Specialities BV     n/a                     Hettenheuvelweg 37-39 , 1101
                                                                                                     BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4868                Laporte Industries BV       n/a                     Hettenheuvelweg 37-39 , 1101
                                                                                                     BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4869                Laporte Chemicals BV        n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4871                Inspec Group BV             n/a                     Hettenheuvelweg 37-39 , 1101
                                                                                                     BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4872                Inspec Finance BV           n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4873                Inspec Nederland            n/a                     Hettenheuvelweg 37-39 , 1101
                                                 (Holding) BV                                        BM , Amsterdam
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4874                Laporte SA (i.L.)           n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4875                Degussa Peroxygens          n/a                     Dr. Gustav-Adolph-Str. 3 ,
                                                 Holding GmbH                                        82049, Pullach
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4877                Inspec Marketing GmbH       Dr. Christoph           Gutenberg-Str. 2 , 69221,
                                                                             Hartmann                Dossenheim
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4878                Laporte Vertriebs-GmbH      n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4879                Inspec Deutschland          Dr. Christoph           Gutenberg Str. 2 , 69221,
                                                 (Holdings) GmbH             Hartmann                Dossenheim
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4880                Soprelec Holding Co.        Mr. Karsten Tiemann     Quartier Valmy-32, place Ronde
                                                                                                     , 92035, Paris La Defense
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4881                S.C.P.O. (Societe           n/a                     Dr.-Gustav-Adolph-Str. 3 ,
                                                 Chalonnaise de ...)                                 82049, Pullach
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4883                Laporte Ireland Ltd.        As the company is in    Tara Street , Dublin 2
                                                 (i.L.)                      liquidation, it does
                                                                             not have any
                                                                             directors
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               14


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4887                Plaskem Holdings Pty.       Peter Smith - General   North Sydney, NSW , 2060,
                                                 Ltd.                        Manager Bruce           Sydney/Australia
                                                                             McLennan - Company
                                                                             Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4888                Laporte Speciality          n/a                     n/a
                                                 Organics Pte. Ltd. (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4889                Laporte do Brasil Ltda.     n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4890                Degussa Initiators Ltda.    Alexandre Povel         AL. CAMPINAS, 579 - 5 ANDAR ,
                                                                                                     01404-00 , Sao Paulo
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4891                Peroxide Chemicals (Pty.)   n/a                     n/a
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4892                Perorsa SA                  n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4898                Syncserv Ltd.               n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4915                Laporte Materials Barrow    n/a
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4919                Laporte Organisation Ltd.   n/a
                                                 (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4920                R + J Garroway Limited      n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4921                Peter Spence & Sons         n/a
                                                 Limited
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4922                Laporte Properties          n/a
                                                 Limited
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4924                Birthorpe Guarantee         n/a
                                                 Company Limited
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4936                Worrall's Powders Ltd.      n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4939                Laporte Industries Ltd.     n/a
                                                 (dormant)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4941                Degussa Initiators          n/a                     n/a
                                                 Verwaltungs-GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4942                Degussa UK Benefit          n/a
                                                 Services Ltd., UK
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4945                Redhill Investco 1 Ltd.     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4950                EG Pension Trustees Ltd.    n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4951                Laporte Nominees Ltd.       n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4952                Laporte Group Pension       n/a
                                                 Trustees Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4953                its.on GmbH & Co. KG        Geschaftsfuhrung:       Paul-Baumann Stra(beta)e
                                                                             its.on                  1 , 45764,Marl
                                                                             Verwaltungs-GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4954                its.on Verwaltungs-GmbH     Geschaftsfuhrer: H.     Paul-Baumann Stra(beta)e
                                                                             Schlomp-Roder           1 , 45772, Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4955                Nanning Only-Time Rexim     Tien Lequang            No 39-1 Gucheng Road , 530022,
                                                 Pharmaceutical Co. Ltd.                             Nanning, Guangxi, P.R. China
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4956                Degussa MedAvox SpA         n/a                     Via Pisacane 7/B , 20016, Pero
                                                                                                     (MI)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4957                Thai Aerosil Co. Ltd.       Rudiger Eberhard,       990 Rama IV Road, Silom ,
                                                                             Gerd Brand, Martin      10500, Bangkok
                                                                             Hirsch, Mrs. Khaisri
                                                                             Utaiwan Dr. Martin
                                                                             Reisinger
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4958                Maestrale Construzioni      n/a                     n/a
                                                 s.r.l.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4959                Warranty Management LLC     n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4960                Degussa Erste               n/a                     Bennigsenplatz 1 , 40474,
                                                 Vermogensverwaltungs GmbH                           Duesseldorf
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4961                Degussa Zweite              n/a                     Bennigsenplatz 1 , 40474,
                                                 Vermogensverwaltungs GmbH                           Duesseldorf
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4962                Degussa Dritte              n/a                     Bennigsenplatz 1 , 40474,
                                                 Vermogensverwaltungs-GmbH                           Duesseldorf
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4963                CyPlus GmbH                 Frank Harenburg         Rodenbacher Chaussee 4 ,
                                                                                                     63457, Hanau
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4964                AQura GmbH                  Dr. Hans-Dieter         Rodenbacher Chaussee 4 ,
                                                                             Speikamp                63457, Hanau
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4965                Canu GmbH                   Ulrich Rensch           Paul-Baumann Str. 1 , 45772,
                                                                                                     Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4966                Degussa C-B, L.L.C.         n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4967                Degussa Engineered          n/a                     379 Interpace Parkway , 7054,
                                                 Carbons, LLC                                        Parsippany, NJ
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               15


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4968                Degussa Engineered          n/a                     379 Interpace Parkway , NJ
                                                 Carbons, L. P.                                      07054 , Parsippany, New Jersey
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4969                Egesil Kimya Sanayi ve      n/a                     n/a
                                                 Ticaret A.S.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4970                Oxxynova Holding GmbH       n/a                     Paul Baumann Stra(beta)e
                                                                                                     1 , 45764, Marl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4971                Degussa Argentina S.A.      n/a                     Darragueira 38 , B1609HDB ,
                                                                                                     Boulogne
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4972                Joint Solar Silicon         Holger Kirchner (       Berthelsdorfer Str. 111 A ,
                                                 Verwaltungs-GmbH            Sprecher ), Degussa     9599, Freiberg
                                                                             AG Dr. Armin Muller,
                                                                             SolarWorld AG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4973                Joint Solar Silicon GmbH    Joint Solar Silicon     Berthelsdorfer Stra(beta)
                                                 & Co. KG                    Verwaltungs-GmbH;       e 111 A , 9599, Freiberg
                                                                             Holger Kirchner
                                                                             (Sprecher), Dr. Armin
                                                                             Muller
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4974                Laporte Quest Trustees      n/a
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4975                Asian Bleaching Earth       n/a                     n/a
                                                 Company Ltd. (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4976                Evode Schwaab Pulverlack    n/a
                                                 GmbH & Co. KG (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4979                Synthetic Chemicals         n/a
                                                 Pension Scheme Trustees
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4982                Degussa (China) Co., Ltd.   Dr. Ron Bennett         37 Maizidian Street , 100026,
                                                                                                     Bejing
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4983                Degussa France Services     Mrs. Ulrike             32 place ronde , F-92035 ,
                                                 SNC                         Steinhorst              PARIS LA DEFENSE
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4984                OAO Ekotechnopark           Sergey Novikov          Bezirg Ramenskij , 140182,
                                                                                                     Moskauer Gebiet
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           4985                Degussa-AJ (shanghai)       n/a                     No. 50 Yanchang Road , 200700,
                                                 Initiators Co. Ltd.                                 Shanghai
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           7136                SEAGHA C.V.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8102                Degussa Flavors & Fruit     T. J. Damiano           9880, Mexico
                                                 Systems Mexico, S.A. de     President; G.
                                                 C.V.                        Stautberg Vice
                                                                             President (to be
                                                                             removed); J. Johnston
                                                                             Vice President and
                                                                             Treasurer; P. Vinocur
                                                                             Vice President and
                                                                             Secretary; J. A.
                                                                             Lopez, General
                                                                             Manager (to be
                                                                             replaced by Liliana
                                                                             Samaniego as Managing
                                                                             Director)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8107                Azuma Bussan Ltd.           n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8109                Degussa Construction        Domingo Pimenta         Albarraque - Cacem , 2735, Rio
                                                 Chemicals  Portugal, S.A.   Nunes, Attorney         de Mouro
                                                                             Henrique Manuel da
                                                                             Silva Recto, Attorney
                                                                             Maria Leonor Alves
                                                                             dos Santos, Attorney
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8110                Degussa Construction        Carlos Santacreu        Basters 15 , 8184,
                                                 Chemicals Espana, S.A.      Oviedo, Head BL AS      Palau-solita i Plegamans
                                                                             Iberia  Antonio Perez   (Barcelona)
                                                                             Pelicer, AGM Iberia
                                                                             Jordi Rich Ferrer, BL
                                                                             Officer BS Iberia
                                                                             Arturo Godes Schmid,
                                                                             BL Officer BS Iberia
                                                                             Juan Carlos Cerrato
                                                                             Ocal, BL Officer IF
                                                                             Iberia
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8111                BHS Liegenschaften GmbH &   Die Geschaftsfuhrung    Bergwerk-Str. 14 , 82380,
                                                 Co. KG                      erfolgt durch die       Pei(beta)enberg
                                                                             Komplementarin BHS
                                                                             Liegenschaften
                                                                             Verwaltungs GmbH
                                                                             vertreten durch die
                                                                             Organe:  Franz
                                                                             Ollerer, Assessor,
                                                                             Munchen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8112                BHS Liegenschaften          Franz Ollerer,          Bergwerk-Str. 14 , 82380,
                                                 Verwaltungs GmbH            Assessor, Munchen       Pei(beta)enberg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8113                BHS                         Die Geschaftsfuhrung    Bergwerk-Str. 14 , 82380,
                                                 Projektentwicklungs-GmbH    erfolgt durch die       Pei(beta)enberg
                                                 & Co. KG                    Komplementarin BHS
                                                                             Liegenschaften
                                                                             Verwaltungs GmbH
                                                                             vertreten durch die
                                                                             Organe: Franz
                                                                             Ollerer, Assessor,
                                                                             Munchen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8116                BKN Byggekemi AB            Svend Kloster,          Sodra ind.omr., Box 105 , 446
                                                                             Administrative          22 , Alvangen
                                                                             General Manager
                                                                             (11.03.2002),
                                                                             Managing Director
                                                                             (01.12.2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               16


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8117                Cela Farbenfabrik C.        Andreas Fehren,         Donnerschweer Str. 372 ,
                                                 Lagoni Verwaltungs-GmbH     General Manager (as     26123, Oldenburg
                                                                             of 18.09.2002) Geerd
                                                                             Jansen, General
                                                                             Manager (as of
                                                                             01.10.2000)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8118                Cela Farbenfabrik C.        Andreas Fehren,         Donnerschweer Str. 372 ,
                                                 Lagoni & Sohn GmbH & Co.    General Manager (as     26123, Oldenburg
                                                 KG                          of 18.09.2002) Geerd
                                                                             Jansen, General
                                                                             Manager (as of
                                                                             01.10.2000)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8120                Degussa Building Systems    Michael A. Galasso,     889 Valley Park Drive ,
                                                 Inc.                        President & CEO         Shakopee, MN55379
                                                                             (19.11.2002)
                                                                             Konrad Wernthaler,
                                                                             Vice President R&D
                                                                             (16.03.1999)
                                                                             John R. Pedergast,
                                                                             Secretary
                                                                             (01.02.2001)
                                                                             Donald A. Kehr,
                                                                             Vice President,
                                                                             Assistant Secretary
                                                                             (01.01.2003)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8122                Colfirmit Rajasil GmbH &    managed by Colfirmit    Tholauer Str. 25 , 95615,
                                                 Co. KG                      Rajasil                 Marktredwitz
                                                                             Verwaltungs-GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8123                Colfirmit Rajasil           Andreas Fehren,         Tholauer Strasse 25 , 95615,
                                                 Verwaltungs-GmbH            General Manager         Marktredwitz
                                                                             (07.10.2002)
                                                                             Joachim Furbringer,
                                                                             Authorized Officer
                                                                             (14.02.2000)
                                                                             Peter Bedey,
                                                                             Authorized Officer
                                                                             (resolved 06.05.2003)
                                                                             Ingo Fuchs,
                                                                             Authorized Officer
                                                                             (resolved 06.05.2003)
                                                                             Michael Hagelmann,
                                                                             Authorized Officer
                                                                             (resolved 06.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8127                Contec Co., Ltd.            n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8130                Cosmoferm B.V.              Wallbrecht,             A. Flemingglaan 1 , 2613 AX ,
                                                                             Karl-Heinz              Delft
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8132                Dormex Company USA LLC      Maurice DeBenedetto     5151 North Palm Avenue , CA
                                                                                                     93704 , Fresno
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8133                Edelsoja GmbH               Dr. Hanns-Georg         Ausschlager Elbdeich 62, ,
                                                                             Buschelberger (ab       20539, Hamburg
                                                                             2.4.2002) Arndt von
                                                                             Wissel
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8134                Elektro-Thermit             Siegfried Menk          Colditzstr. 33 , 12099, Berlin
                                                 Gesellschaft mit
                                                 beschrankter Haftung
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8135                ESM (Tanjin) Co. Ltd.       n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8136                ESM Group, Inc.             Officers:  Berthold     Amherst , 14226, Amherst,  New
                                                                             Scheffler, Chairman     York
                                                                             Charles Wright,
                                                                             President; Daniel
                                                                             Batz, CFO, VP
                                                                             Finance, Secret.,
                                                                             Treas.; William
                                                                             Kodatsky, VP Sales &
                                                                             Operations; Hartmut
                                                                             Meyer-Grunow, VP
                                                                             Intern. Sales,
                                                                             Douglas Lee, VP Techn.,
                                                                             Michael Donnelly,
                                                                             VP Transp.& S
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8139                ESM II, Inc.                n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8142                ESM Metallurgical           Officers:  Charles      1000 Regional Road #3 ,
                                                 Products Inc.               Wright, CEO William     Ontario NOA 1LO
                                                                             Kodatsky, VP Sales &
                                                                             Operations,  Daniel
                                                                             Batz, Controller,
                                                                             Secretary & Treasurer
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8148                Feb Ltd.                    T.G McManus, Company    Swinton Hall Road, Swinton ,
                                                                             Secretary Executive     M27 4DT , Manchester
                                                                             Committee: Patrick
                                                                             Brown, Administrative
                                                                             General Manager Stan
                                                                             Chesworth, BL
                                                                             Building Systems
                                                                             Graham Lobley, BL
                                                                             Admixtures Roger
                                                                             Hardon, BL
                                                                             Performance Flooring
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8150                Goldschmidt  AG             Prof. Dr.               Goldschmidtstr. 100 , 45127,
                                                                             Hans-Joachim            Essen
                                                                             Kollmeier Manfred
                                                                             Recksik,
                                                                             Dr. Claus Rettig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8151                Goldschmidt Alkyl
                                                 Specialty Chemicals Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8152                Goldschmidt Chemical        Dr. Reinhold Brand      914 East Randolph Road ,
                                                 Corp.                       Thomas Herrmann         23860, Hopewell, VA 23860 /
                                                                                                     USA
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               17


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8153                Goldschmidt Chemical        n/a                     n/a
                                                 South East Asia Pte. Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8154                Goldschmidt Espana S.A.     Claus Rettig (pres.)    Avda. Sant Julia, 156-166 ,
                                                                             Heinz Rzehak Michael    8400, Granollers
                                                                             Pasman Antonio Bover
                                                                             Hidiroglu (non-board
                                                                             secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8155                Goldschmidt France S.A.S.   DISERVI Jean-Paul       3 Avenue de Chaumes ZAO ,
                                                                                                     78180, Montigny le Bretonneux
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8156                Goldschmidt Industrial      Marco R. van der Poel   941 Robinson Highway , PA
                                                 Chemical Corp.              Charles J. Zimmerman    15057 , McDonald - Pittsburgh
                                                                             (Vice President) Dr.
                                                                             Leon a. Perez
                                                                             (Director of
                                                                             Technology and Market
                                                                             Development)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8157                Goldschmidt Italia S.r.l.   Mr Franco Polita        Via Falconera 7 , 26025,
                                                                                                     Cremona
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8158                Goldschmidt UK Ltd.         T Wegener - Managing    Chippenham Drive, Kingston ,
                                                                             Director                MK10 0AF , Milton Keynes,
                                                                                                     Bucks.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8159                Goldschmidt Quimica de      Charles John            Eje 110 Sin Numero , 366, San
                                                 Mexico S.A. de C.V.         Zimmerman               Luis Potosi / MEX
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8160                Goldschmidt Rewo GmbH &     K.-H. Wallbrecht, Dr.   Max-Wolf-Strasse 7 , 36396,
                                                 Co. KG                      W. Wehner               Steinau an der Strasse
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8161                Goldschmidt Rewo            K.-H. Wallbrecht, Dr.   Max-Wolf-Strasse 7 , 36396,
                                                 Verwaltungs-GmbH            W. Wehner               Steinau an der Strasse
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8164                Goldschmidt SKW             Prof. Dr.               Goldschmidtstr. 100 , 45127,
                                                 Surfactants GmbH            Hans-Joachim            Essen
                                                                             Kollmeier
                                                                             (alleiniger)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8165                Goldschmidt TIB GmbH        Marco van der Poel      Muhlheimer Strasse 16-22 ,
                                                                                                     68219, Mannheim
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8167                Guangzhou MBT Co. Ltd.      n/a                     No. 4 Guang Wei Road , 510030,
                                                                                                     Guangzhou
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8168                Hachiyo Consultant Co.,     Yoshio Tanaka,          Minatoku , 106-0032 , Tokyo /
                                                 Ltd.                        President & Repres.     J
                                                                             Director (26.03.2004)
                                                                             Kenichi Asano,
                                                                             Director
                                                                             (26.03.2004)  Makoto
                                                                             Takada, Director
                                                                             (29.03.2002) Itoshi
                                                                             Izumi, Director
                                                                             (29.03.2002) Toshio
                                                                             Watanabe, Director
                                                                             (part time)
                                                                             (29.03.2002)"
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8171                Hoeka B.V.                  Oliver Birk, General    5750 AB , Deurne / NL
                                                                             Manager (01.01.2004)
                                                                             Henry Giebelen, AGM
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8173                Degussa Health &            Fred Gibbs, Director;   Kelvin Road , Berkshire - RG
                                                 Nutrition UK Ltd.           Peter Dann, Director    14 2 DB
                                                                             and Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8181                Degussa Bauchemie GmbH      Dr. Alfred Kern,        Dr.-Albert-Frank-Str. 32 ,
                                                                             Managing Director       83308, Trostberg
                                                                             (24.04.2001) Martin
                                                                             Weichselgartner,
                                                                             Managing Director
                                                                             (24.04.2001) Andreas
                                                                             Kollreuter, Managing
                                                                             Director (07.03.2005)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8184                Jordanian Swiss Company     Mohammed Shahin,        Al Madinah Al Monawarah Street
                                                 for Manufacturing &         General Manager Mohan   , 11118, Amman / JO
                                                 Marketing Construction      Raman, Regional
                                                 Chemicals Company Ltd.      Finance Manager
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8188                Degussa Construction        Chi Wan Lee,            Kyunggi-Do , 456-840 ,
                                                 Chemicals (Korea) Ltd.      Administrative          Ansung-City
                                                                             General Manager
                                                                             (01.01.2002) Chi Wan
                                                                             Lee, President
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8190                Liquiment Linz GmbH         Stefan Reinthaler,      St-Peter-Strasse 25 , 4021
                                                                             Managing Director       Linz
                                                                             Wolfgang Gruneis,
                                                                             Managing Director
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8191                Degussa Texturant Systems   Gerhard Stuart Brown,   Kelvin Road , RG142DB ,
                                                 UK Ltd.                     Chairman Peter Dann,    Newbury
                                                                             Director  Judi
                                                                             Willet, Company
                                                                             Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8192                Degussa Texturant Systems   Werner Holdorf, Sole    Symon Spiersweg 22 , 1506 RZ
                                                 Benelux B.V.                Director                Zaandam / NL
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               18


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8195                Degussa Texturant Systems   Geschaftsfuhrung: Dr    Ausschlager Elbdeich 62 ,
                                                 Deutschland GmbH & Co. KG   Hanns-Georg             20539, Hamburg
                                                                             Buschelberger (2 April
                                                                             2002); Hans Hain
                                                                             (29 June 2003);
                                                                             Norbert Peter Koch
                                                                             (20  February 2004);
                                                                              Dr Reinhard Kroner
                                                                             (14 2003);
                                                                             Olaf Scale
                                                                             (1 Nov 2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8200                Degussa Texturant Systems   Francesco Massarotto,   Via Venezia 34 , I-35010 ,
                                                 Italia S. p. A.             Sole Director (since    Vigonza
                                                                             15.05.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8201                Degussa Construction        Authorised Officers:    Omirou 8 & Panepistimiou , 0,
                                                 Chemicals Hellas SA         Markus Burri            10564 Athen / GR
                                                                             (07.12.2004)
                                                                             Charalambos
                                                                             J. Dilaveris
                                                                             (07.12.2004)
                                                                             Daniel Joseph Cronin
                                                                             (07.12.2004)
                                                                             Fabio DeCassan
                                                                             (07.12.2004)
                                                                             Kyriakos J. Dilaveris
                                                                             (07.12.2004)
                                                                             Paraskevi J. Dilaveri
                                                                             (07.12.2004)
                                                                             John K. Dilaveris
                                                                             (consultant since 01
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8202                Degussa Construction        Fabio De Cassan, CEO    Casella 278 , 31100, Treviso /
                                                 Chemicals Italia S.p.A.     (23.05.2002) Luigi      I
                                                                             Albanese, Head of IT
                                                                             Alberto Arnavas, Head
                                                                             of Technical
                                                                             Operations Mauro
                                                                             Ceccon, Head Human
                                                                             Resources & Corp.
                                                                             Affairs
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8204                Master Builders OY          Mauri Tanninen,         Lyhtytie 3 , 11710, Riihimaki
                                                                             Managing Director
                                                                             Svend Kloster,
                                                                             Administrative
                                                                             General Manager
                                                                             (11.03.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8205                Degussa Construction        Marc Nedee, AGM         Karolusstraat 3, Postbus 132 ,
                                                 Chemicals Nederland B.V.    Richard Gelper,         4900 AC , Oosterhout / NL
                                                                             Director BL Building
                                                                             Systems
                                                                             Benelux, Head
                                                                             of Production Benelux
                                                                             Peter Groenendijk,
                                                                             Director BL
                                                                             Admixtures Benelux
                                                                             Luc Van Eldere,
                                                                             Director BL
                                                                             Performance Flooring
                                                                             Benelux
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8206                Degussa Construction        Marc Nedee, AGM         Nijverheidsweg 89 , 3945, Ham
                                                 Chemicals Belgium N.V.      Richard Gelper,
                                                                             Director BL Building
                                                                             Systems
                                                                             Benelux, Head
                                                                             of Production Benelux
                                                                             Peter Groenendijk,
                                                                             Director BL
                                                                             Admixtures Benelux
                                                                             Luc Van Eldere,
                                                                             Director BL
                                                                             Performance Flooring
                                                                             Benelux
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8207                Degussa Construction        L. Michael              1800 Clark Blvd. , L6T 4M7 ,
                                                 Chemicals Canada Ltd.       Shydlowski, President   Brampton, Ontario
                                                                             & CEO (02.01.2000)
                                                                             Donald A. Kehr, VP
                                                                             Finance, Treasurer
                                                                             (02.01.2000) John R.
                                                                             Pendergast, Assistant
                                                                             Secretary
                                                                             (01.07.2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8208                Degussa Construction        Ms. Judy Fong,          120-124 Texaco Road , Tsuen
                                                 Chemicals (Hong Kong)       Administrative          Wan, N.T., Hong Kong / HK
                                                 Ltd.                        General Manager
                                                                             (01.01.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8209                Master Builders             Dhulipala               Turbhe , 400 613 , Navi Mumbai
                                                 Technology (MBT) India      Sitaramaiah, Man.
                                                 Private Ltd.                Director
                                                                             (04.12.2000-04.12.2004)
                                                                             Ms. Indulekha Godse,
                                                                             Finance Manager (as
                                                                             of 17.02.2003)
                                                                             Prasanjit
                                                                             Chakravarty,
                                                                             Operations Manager
                                                                             Dr. Satish Gaonkar,
                                                                             Technical Manager
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8210                Degussa Admixtures, Inc.    L. Michael              23700 Chagrin Boulevard ,
                                                                             Shydlowski, President   Cleveland - Ohio 44122 / USA
                                                                             & CEO (31.12.1998) J.
                                                                             Parke Boyer, Vice
                                                                             President Performance
                                                                             Management
                                                                             (08.01.1999) Donald
                                                                             A. Kehr, VP & CFO
                                                                             (01.12.2001), Ass
                                                                             Secr. (01.01.2003)
                                                                             Vince Weisnoski,
                                                                             Controller/Treasurer
                                                                             (01.10.2002) Charles
                                                                             Soeder, Vice Pr
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               19


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8211                Degussa Construction        Leo van der Heuvel,     11 Stanton Road , Seven Hills
                                                 Chemicals Australia Pty     Regional Director       NSW 2147 / AUS
                                                 Ltd                         (01.12.2002) Robert
                                                                             Pessotto, Company
                                                                             Secr., Fin.
                                                                             Controller
                                                                             (24.02.2003) Sergio
                                                                             Bordignon, Operations
                                                                             Manager  (15.11.2004)
                                                                             Ken Fletcher,
                                                                             Technical Manager
                                                                             (01.01.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8212                Degussa Construction        Paul Ignatius           Klang , 41050, MAL-Selangor
                                                 Chemicals Malaysia Sdn      Menezes, Finance        Darul Ehsan
                                                 Bhd                         Director (14.10.2002)
                                                                             Loke Chee Choong,
                                                                             Regional Director
                                                                             (15.10.2002) Leong
                                                                             Lee Wah, Finance &
                                                                             Admin Manager
                                                                             (11/09/2000)  Cheng
                                                                             Kam Leong, Operation
                                                                             Manager (11/09/2000)
                                                                             Eric Wong Sin Fatt,
                                                                             Business Manager
                                                                             (09/04/2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8213                Degussa Construction        Leo van der Heuvel,     Albany, North Harbour ,
                                                 Chemicals New Zealand Ltd   Regional Director       Auckland
                                                                             Sharon Mooney,
                                                                             Administration
                                                                             Manager Grant Turner,
                                                                             Business Manager AS
                                                                             Bruce Cloughley,
                                                                             Business Manager NZ
                                                                             Robert Pessotto,
                                                                             Company
                                                                             Secretary/Financial
                                                                             Controller
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8214                MBT (Philippines) Inc.      n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8215                Degussa Construction        Michael Soormann,       Vulkanstrasse 110 , 8048 ,
                                                 Chemicals (Schweiz) AG      Managing Director       Zurich / CH
                                                                             Finance & Admin. Tom
                                                                             Kurth, Managing
                                                                             Director Meyco
                                                                             (01.01.2005)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8216                Degussa Construction        Bill Reid, Head, BL     No. 33 Tuas Avenue 11 , 639090
                                                 Chemicals Singapore Pte     Construction            Singapur / SGP
                                                 Ltd                         Chemicals
                                                                             ASEAN/Pacific
                                                                             (01.12.2002) Vincent
                                                                             Loke Chee Choong,
                                                                             Managing
                                                                             Director/Regional
                                                                             Director (01.01.2002)
                                                                             Paul Menezes, Finance
                                                                             and Administration
                                                                             Director (01.12.2002)
                                                                             Roland Mathys,
                                                                             Regional Director
                                                                             (01.12.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8217                Degussa Construction        Michael Liu,            Chung Cheng East Road, Section
                                                 Chemicals (Taiwan) Ltd.     Administrative          2, Tanshui, Taipei Hsien 251,
                                                                             General Manager         Taiwan, R.O.C.
                                                                             (01.01.2002) Michael
                                                                             Liu, General Manager
                                                                             (as of 18.06.2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8219                Degussa Construction        Roland Mathys,          Tuan An District , Binh Duong
                                                 Chemicals Vietnam Ltd.      Regional                Province
                                                                             Director/Vice General
                                                                             Director Nguyen Duc
                                                                             Canh, General
                                                                             Director Alma
                                                                             Geronimo, Financial
                                                                             Controller Tran The
                                                                             Hoang Dung, Operation
                                                                             Manager
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8220                Degussa Construction        Cristobal Soler,        Darragueira 38 , B1609HDB ,
                                                 Chemicals Argentina S.A.    Managing Director       Boulogne, Province of Buenos
                                                                             Southern Cone           Aires
                                                                             Countries
                                                                             (01.01.2002) Pablo
                                                                             Giovambattista, Sales
                                                                             Manager, (Ready Mix &
                                                                             Precast Market
                                                                             Segments) Daniel
                                                                             Preatoni, Production
                                                                             and Logistics Manager
                                                                             (01.01.2002) Federico
                                                                             Rotondo, Finance &
                                                                              Administration Di
---------------------------- ------------------- --------------------------- ----------------------- -----------------------------
44                           8221                MBT Austria Bauchemie       Dr. Michael Soormann,   Peter-Rosegger-Stra(beta)
                                                 GmbH                        Managing Director (as   e 101 , Krieglach / A
                                                                             of 15.06.2004) Harald
                                                                             Pflanzl, Managing
                                                                             Director (as of
                                                                             12.10.2000)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               20


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8222                MBT Bautechnik GmbH         Dr. Michael Soormann,   Dr.-Albert-Frank-Strasse 32 ,
                                                                             Managing Director       83308, Trostberg
                                                                             Christian Hemmerich,
                                                                             Managing Director
                                                                             (25.06.2004) Martin
                                                                             Weichselgartner,
                                                                             Managing Director
                                                                             (25.06.2004) Roland
                                                                             Wastlhuber,
                                                                             Authorized Officer
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8223                Degussa Construction        Fernando Matias,        Rua Costa Barros 3089 , Sao
                                                 Chemicals  Brasil           General Manager         Paulo, SP 03210-001
                                                 Industria e Comercio de     Ricardo Staufacar,
                                                 Produtos Quimicos Ltda.     Finance & Admin.
                                                                             Manager (as of
                                                                             23.11.2004) Jose
                                                                             Eduardo Granato,
                                                                             Sales Manager
                                                                             Executive Committee
                                                                             Fernando Matias
                                                                             Ricardo Staufacar,
                                                                             Finance & Admin.
                                                                             Manager (as of
                                                                             23.11.2004) Jose
                                                                             Eduardo Granator P
                                                                              (25.06.2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8224                MBT Cayman Islands          Sentinel Corporation,   North Curch Street , George
                                                                             Secretary               Town, Grand Cayman/Cayman Isl.
                                                                             (01.07.1997)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8225                Degussa Construction        Cristobal Soler,        Rio Palena # 9665 , Pudahuel ,
                                                 Chemicals Chile Ltda.       Managing Director       Santiago de Chile / CL
                                                                             Southern Cone
                                                                             Countries
                                                                             (01.01.2002-)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8226                MBT Colombia S.A.           Luis Carlos Mendoza,    Calle 76 Nro. 13-27 , Santafe
                                                                             President               de Bogota / CO
                                                                             (22.07.2002) Luis
                                                                             Carlos Mendoza,
                                                                             Managing Director
                                                                             Andean Countries
                                                                             (01.01.2002) Andres
                                                                             Ortiz Pardo, 1st
                                                                             Vice-President Aura
                                                                             Maria Vargas, 2nd
                                                                             Vice-President
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8227                MBT de Venezuela S.A.       Luis Carlos Mendoza,    Avda Libertador, Torre Sur
                                                                             Managing Director       Oeste, PH03 , La Florida
                                                                             Andean Countries        Caracas 1050
                                                                             (01.01.2002-) Gabriel
                                                                             Cottrell, President
                                                                             Ana Sofia Prato,
                                                                             Representante Legal
                                                                             (as of 19.11.2001
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8229                Degussa Construction        Philippe Faict,         10 Rue des Cevennes , 91090,
                                                 Chemicals France SAS        President               Lisses,  Evry, Cedex
                                                                             (21.12.2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8230                Degussa Construction        Don Cronin, President   Vulkanstrasse 110 , CH-8048
                                                 Chemicals (Europe) AG       BU AS Europe            Zurich
                                                                             (01.01.2002)
                                                                             Andre
                                                                             Walliser,
                                                                             Vice-President
                                                                             R&D
                                                                             Hugo
                                                                             Schubiger,
                                                                             Vice-President
                                                                             Controlling
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8231                MBT Norge                   Svend Kloster,          Granerud Industriomraade ,
                                                                             Administrative          2120, Sagstua / N
                                                                             General Manager
                                                                             (11.03.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8232                MBT Mexico S.A. de C.V.     Claudio Calzado         3er Piso , 53390 Naucalpan/
                                                                             Wulff, Managing         Edo de Mexico
                                                                             Director Baldomero
                                                                             Tamez Martinez, Head
                                                                             of Finance Juan
                                                                             Alfonos Garcia Jaime
                                                                             Galvan Galvan, Head
                                                                             of Production
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8233                Degussa Construction        Ian Hague, Managing     11 Pullinger Street , 1780,
                                                 Chemicals South Africa      Director (25.07.2002)   Westonaria/South Africa
                                                 (Pty) Ltd                   Sandy Snyman,
                                                                             Financial Manager
                                                                             (01.12.2002) Lars
                                                                             Hage, Sales Manager
                                                                             Mining Susan
                                                                             Posthumus, Sales
                                                                             Manager Construction
                                                                             Systems
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8235                Industriepark               n/a                     n/a
                                                 Munchsmunster GmbH &
                                                 Co.KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8238                Goldschmidt Benelux         Bernd Vosswinkel        Avenue de Capucines 1 , 1030,
                                                 N.V.S.A.                    Manfred Recksik,        Brussel
                                                                             Thomas B. Schmidt
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8240                NIGU Chemie GmbH            Rupert Firlbeck         Beuthener Strasse 2 , 84478,
                                                                                                     Waldkraiburg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8242                NMB Co., Ltd.               Dr. Boris Gorella,      Minato-ku , 106-0032 , Tokyo /
                                                                             Chairman &              J
                                                                             Representative
                                                                             Director (28.03.2003)
                                                                             Toshio Watanabe,
                                                                             Administrative
                                                                             General Manager
                                                                             (01.01.2002),
                                                                             President,  Repres.
                                                                             Director Kenkichi
                                                                             Hamabe, Director
                                                                             Production
                                                                             (30.03.2005) Satoshi
                                                                             Okazawa, Director R&D
                                                                             (26.03.2004) Kiyo
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8243                Degussa Construction        Gert Pedersen (as of    Hallandsvej 1 , 6230, Rodekro
                                                 Chemicals Denmark A/S       01.03.2001) Svend
                                                                             Kloster,
                                                                             Administrative
                                                                             General Manager
                                                                             (11.03.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8247                P.T. Degussa Construction   Sukanto, Director/PLC   Cikarang Industrial Estaste ,
                                                 Chemicals Indonesia         Head                    17530, Bekasi / West Java
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               21


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8249                PBI Realty Corporation      Jean-Pierre LHonneur,   28-C Ayala Life FGU Center ,
                                                                             Chairman (ab            6811 Ayala Avenue, Makati City
                                                                             07.01.2002) Lee Hiong
                                                                             Wee, President;
                                                                             Mario Tan, Richard
                                                                             Radier; Rosalind L.
                                                                             Wee, Corporate
                                                                             Secretary [Honorable
                                                                             Executive Vice
                                                                             President: Dee Ping
                                                                             Wee]
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8250                PCI Augsburg GmbH           Andreas Kollreuter,     Piccardstr. 11 , 86159,
                                                                             MD Finance & Admin.,    Augsburg
                                                                             IT, HR (as of
                                                                             01.10.2001), Chairman
                                                                             of the Management
                                                                             Board (21.12.2004)
                                                                             Dr. Josef Weichmann,
                                                                             Managing Director (as
                                                                             of 04.12.2000)
                                                                             Manfred Grundmann,
                                                                             stellv.
                                                                             Geschaftsfuhrer (as
                                                                             of 29.03.2005)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8251                PCI Bauprodukte AG          Jurg Hussy, Managing    Vulkanstrasse 110 , 0, CH-8048
                                                                             Director (01.11.2002)   Zurich
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8252                PCI Construction Systems    T G McManus, Company    Adair Way , Hebburn Tyne &
                                                 Ltd.                        Secretary               Wear NE 31 2HG
                                                                             (08.11.2002)
                                                                             Executive Committee:
                                                                             Patrick Brown,
                                                                             Administrative
                                                                             General Manager
                                                                             Stan Chesworth,
                                                                             Business Line Officer
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8254                Philippine                  Jean-Pierre LHonneur,   6811 Ayala Avenue , Makati
                                                 Bio-Industries, Inc.        (since: 14.11.01,       City, Metro Manila
                                                                             before that: Alberto
                                                                             Adroer) President;
                                                                             Richard Radier;
                                                                             Mario Tan; Lee Hiong
                                                                             Wee; Ricardo Romulo,
                                                                             Director and Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8255                Pozzolith Bussan Co.,       n/a
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8256                Degussa Stavebni hmoty      Radek Haloda,           K Majovu 1244 , 537 01 ,
                                                 s.r.o.                      Managing Director (as   Chrudim
                                                                             of 02.06.2000) Radim
                                                                             Nespor, Managing
                                                                             Director Zdenek
                                                                             Senekl, Managing
                                                                             Director Petra
                                                                             Hurtova, AGM
                                                                             (01.07.2003),
                                                                             Managing Director
                                                                             (13.11.2003)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8258                Proligo Biochemie GmbH      n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8259                Proligo LLC                 n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8260                Goldschmidt Sumi Asih,      Jens Thomas Eulitz      Jl. Cempaka-Jatimulya  km38 ,
                                                 PT.                                                 17510, Bekasi Timur
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8261                Reaku Hobein GmbH           Christian Krebs,        Zum Degenhardt 17 , 88662,
                                                                             Managing Director       Uberlingen
                                                                             (18.12.2001) Dietmar
                                                                             Hobein, Managing
                                                                             Director (25.07.1983)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8262                Relius Coatings             Andreas Fehren,         Donnerschweer-Str. 372 ,
                                                 Beteiligungs GmbH           General Manager         26123, Oldenburg
                                                                             (18.09.2002)
                                                                             Geerd L. Jansen,
                                                                             General Manager
                                                                             (12.10.1999)
                                                                             Michael Hagelmann,
                                                                             Authorized Officer
                                                                             (resolved 18.09.2002)
                                                                             Hans-Peter Bedey,
                                                                             Authorized Officer
                                                                             Klaus Borjes,
                                                                             Authorized Officer
                                                                             Ingo Fuchs,
                                                                             Authorized Officer
                                                                             Alb
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8263                Relius Coatings GmbH &      Relius Coatings         Donnerschweer-Str. 372 ,
                                                 Co. KG                      Beteiligungs GmbH       26123, Oldenburg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8264                Relius Coatings Nederland   n/a
                                                 B.V.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8265                Degussa Construction        Gabriel Cottrell,       23700 Chagrin Boulevard ,
                                                 Chemicals Caribbean, Inc.   President & CEO         Cleveland - OH 44122-5554 /
                                                                             (02.01.2000) Donald     USA
                                                                             A. Kehr, Treasurer &
                                                                             Assistant Secretary
                                                                             (02.01.2000) Ismael
                                                                             Vazquez, Vice
                                                                             President and General
                                                                             Manager (30.09.2004)
                                                                             John R. Pendergast,
                                                                             Secretary
                                                                             (01.02.2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8266                S.C.I. Z.S. (i.L.)          Pierre Schreiber,       10, Rue Michael Faraday ,
                                                                             General Manager         67540, Ostwald
                                                                             Andreas Fehren,
                                                                             General Manager
                                                                             (as of 01.10.2000)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               22


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8271                Samo S.R.L.                 Dr Cesare Schiavi,      Via Custodi 12 , 28000, Novara
                                                                             Sole Director
                                                                             (appointed as of 25
                                                                             May 2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8272                RELIUS France SAS           Pierre Schreiber,       10, Rue Michael Faraday ,
                                                                             General Manager         67540, Ostwald
                                                                             Andreas Fehren,
                                                                             General Manager (as
                                                                             of 01.01.2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8273                Degussa Wall Systems Inc.   William Kasik,          3500 St. Johns Bluff Road,
                                                                             President & CEO         South , Jacksonville -
                                                                             (01.10.2001) William    Florida 32226-2614 / USA
                                                                             Eagan, Vice President
                                                                             Engineering
                                                                             (02.01.2000) Donna
                                                                             Fontaine, Treasurer
                                                                             (01.02.2001) John R.
                                                                             Pendergast, Secretary
                                                                             (01.02.2001) Donald
                                                                             A. Kehr, Vice
                                                                             President and Ass.
                                                                             Secretary
                                                                             (01.01.2003)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8275                Shanghai Master Builders    Boris Gorella, Legal    Caohejing Development Area ,
                                                 Co. Ltd.                    Representative          200233, Shanghai
                                                                             (08/2002) Tony Tham,
                                                                             Administrative
                                                                             General Manager
                                                                             (10.07.2002) Charles
                                                                             Ng Tat Man, BL Head
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8278                Degussa Bau- und            Dr. Alfred Kern,        Dr.-Albert-Frank-Strasse 32 ,
                                                 Farben-Forschungs GmbH      Managing Director       83308, Trostberg
                                                                             Martin Weichselgartner,
                                                                             Managing Director (as
                                                                             of 11.02.2000)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8280                Degussa Construction        Dr. Peter Pohlmann,     Dr.-Albert-Frank-Str. 32 ,
                                                 Chemicals GmbH              Managing Director,      83308, Trostberg
                                                                             Chairman (10.07.2002)
                                                                             Daniel Joeph Cronin,
                                                                             Managing Director
                                                                             (19.12.2003) Dr.
                                                                             Alfred Kern, Managing
                                                                             Director (03.04.2002)
                                                                             Martin Weichselgartner,
                                                                             Managing Director
                                                                             (01.02.2001) Patrik
                                                                             Wohlhauser, Managing
                                                                             Director (1
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8284                Degussa BioActives US,      Officers: Kent          620 Progress Avenue , Waukesha
                                                 LLC                         Giddings (CEO           Wi 53187
                                                                             & President)
                                                                             Janice Bauernfeind
                                                                             (VP & Treasurer)
                                                                             Peter Vinocur
                                                                             (VP & Secretary)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8285                Degussa Food Ingredients    Kent E. Giddings,          5611 Mc Adam Road ,
                                                 Canada, Inc.                President (appointed as    Mississauga - Ontario
                                                                             of  1 September  2004)     L4Z-1N4
                                                                             Peter Vinocur, VP &
                                                                             Secretary (appointed
                                                                             as of 1 September 2004)
                                                                             Janice Bauernfeind, VP
                                                                             & Treasurer ppointed
                                                                             as of 1 September 2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8286                Degussa Texturant Systems   Marc Wong Yee Thiam,    Jalan Dungun, Damansara
                                                 (M) Sdn Bhd                 Executive Chairman;     Heights , 50490, Kuala Lumpur
                                                                             Lawrence Low Peng
                                                                             Kong, Managing
                                                                             Director; Yeap Kok
                                                                             Leong, Chartered
                                                                             Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8288                Degussa Texturant Systems   Lionel Poyen,           10, Science Park Road ,
                                                 (S) Pte Ltd..               Director;  Michael      117684, Singapore
                                                                             Dietrich (appointed
                                                                             as of 11 January
                                                                             2005); Loke Poh Keun,
                                                                             Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8291                Degussa Flavors & Fruit     Delegate Directors:     Portao , City of Cosmopolis /
                                                 Systems do Brasil Ltda.     Sebastiao Carlos        Sao Paulo
                                                                             Ribeiro Peter Nagler
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8293                Degussa Food Ingredients    Geschaftsfuhrer: Dr.    Dr.-Albert-Frank-Str. 32 ,
                                                 GmbH                        Thomas Kuhlmann         83308, Trostberg
                                                                             (since 01.04.2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8294                Degussa Food Ingredients    Officers: Dr Thomas     2021 Cabot Boulevard West ,
                                                 US LLC                      Kuhlmann (1 April 2004) Langhorne - PA 19047 / USA
                                                                             Peter Vinocur,
                                                                             VP & Secretary
                                                                             Janice Bauernfeind,
                                                                             Treasurer December
                                                                             2004)
                                                                             [Lee Gutkin, Treasurer
                                                                             (30 April 2002 -
                                                                             17 December 2004)]
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8295                Degussa Texturant Systems   Shigure Shibata,        KS Building 2 Sanbancho,
                                                 Japan K.K.                  President and Repres.   Chiyoda-ku Tokyo 102.0075
                                                                             Director Jens
                                                                             Schirner, Director
                                                                             Gilles Gobbin,
                                                                             Director (appointed
                                                                             as of 30 March 2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               23


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8297                Degussa Texturant Systems   Richard Radier,         6811 Ayala Avenue , Makati
                                                 Philippines, Inc.           President / Managing    City
                                                                             Director;  Claire
                                                                             Carangal, Managing
                                                                             Director;  Ricardo J.
                                                                             Romulo (Lawyer);
                                                                             Wilma M. Valdemoro-Cua,
                                                                             Secretary (Lawyer)
                                                                             Lawrence Low,
                                                                             Director (appointed
                                                                             as of 9 June 2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8298                Degussa Flavors & Fruit     Officers: Julie         Rd. 652, km 1.0, Barrio
                                                 Systems Puerto Rico, Inc.   Johnston, President &   Higuillales , Arecibo, Puerto
                                                                             Treasurer Gene          Rico 00614
                                                                             Stautberg, VP Peter
                                                                             Vinocur, Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8299                Degussa Health &            President: Degussa      32, Place Ronde , 92035, Paris
                                                 Nutrition Holding France    Food Ingredients        La Defense
                                                 S.A.S.                      GmbH  [Delegate
                                                                             President: Hans Peter
                                                                             Eckardt to be
                                                                             appointed]
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8300                Degussa Texturant Systems   Xavier Moreno, Sole     Carretera de Molins de Rei a
                                                 Espana S.A.                 Director  Signing       Sabadell , E-08191 , Rubi
                                                                             Authority: Jose         (Barcelona)
                                                                             Sanchez Abilio
                                                                             Aguilar
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8301                Degussa Health &            General Managers:       Armazem 2 , 1900-729 Lisboa
                                                 Nutrition Portugal Lda.     Luis Esperanca Jose
                                                                             Sanchez
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8302                Maxens GmbH                 Dr Reinhard Kroner      Dr.-Albert-Frank-Stra(beta)e
                                                                             (14 Oct 2003); Dr       32 , 83308, Trostberg
                                                                             Hans-Ullrich Hoppe
                                                                             (29 Oct 2003) Hans
                                                                             Hain (1 October
                                                                             2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8303                SKW Chemicals (UK) Ltd.     n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8306                SKW Chemie-Technik GmbH     Helmut Lebert / Dr.     Dr. Albert Frank-Str. 32 ,
                                                                             Dahai Yu                83308, Trostberg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8307                Bayerische Dungekalk
                                                 Werbe- und Marketing GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8310                Degussa Flavors & Fruit     Don Finch, President    10311 Chester Road , 45215
                                                 Systems US, LLC             (Fruit Systems) (1      Ohio
                                                                             Oct 2004); Julie
                                                                             Johnston, Vice
                                                                             President &
                                                                             Treasurer; Peter
                                                                             Vinocur, Vice
                                                                             President &
                                                                             Secretary; Thomas J.
                                                                             Damiano, Vice
                                                                             President; (Flavors)
                                                                             G. Stautberg, Vice
                                                                             President; Alex Woo,
                                                                             Vice President
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8314                SKW Stahl-Technik GmbH      Dr. Werner Hofmann      Dr. Albert Frank-Str. 32 ,
                                                                             Stefan Adomeit          83308, Trostberg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8316                Degussa Partecipazioni      Stefan P. Otto          Via dei Gardini 4 , 20025
                                                 Italia S.r.l.                                       Legnano MI
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8318                Degussa Epitokemia          Sandor Csont,           Haros u. 11 , 1222, Budapest
                                                 Hungaria Kft.               Managing Director
                                                                             (from 01.01.1995)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8319                SKW Metallurgie AG          Geschaftsfuhrer:        Dr. Albert Frank-Str. 32 ,
                                                                             Stefan Adomeit  Dr.     83308, Trostberg
                                                                             Werner Hofmann
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8326                SKW Stickstoffwerke
                                                 Piesteritz GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8328                Degussa Texturant Systems   Kent Giddings,          3582 McCall Place NE , Atlanta
                                                 US, LLC                     President and CEO (1    - Georgia 30340
                                                                             September 2004)
                                                                             Janice Bauernfeind,
                                                                             VP & Treasurer Peter
                                                                             Vinocur, VP &
                                                                             Secretary
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8330                Degussa Construction        n/a
                                                 Systems (China) Co.  Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8331                Degussa Construction        n/a
                                                 Chemicals Leasing,  LLC
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8332                Degussa Construction         John C. Salvatore,      23700 Chagrin Boulevard ,
                                                 Chemicals, Inc.              President and CEO       Cleveland - OH 44122-5554
                                                                              (01.10.2001)
                                                                              Donald  A. Kehr,
                                                                              Vice President, CFO
                                                                              & Ass. Secretary
                                                                              (01.02.2001)
                                                                              Arthur D. DePompei,
                                                                              VP Human Resources
                                                                              (15.05.2000)
                                                                              Lawrence M.Karbowiak,
                                                                              Vice President
                                                                              IT (01.01.2000)
                                                                              John R. Pendergast,
                                                                              Secretary (01
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               24


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8333                Degussa Construction         John C. Salvatore,      Cleveland - OH 44122 - 5554
                                                 Chemicals Operations,        President
                                                 Inc.                         (05.11.2002) Richard
                                                                              A. Kurey, Vice
                                                                              President Operations
                                                                              (05.11.2002) Jerrald
                                                                              R. Kowtun, Vice
                                                                              President Controller
                                                                              (01.04.2001) John R.
                                                                              Pendergast, Secretary
                                                                              (01.02.2001) Donald
                                                                              A. Kehr, Vice
                                                                              Pres./Ass. Secretary
                                                                              ( (01.01.2003)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8334                Degussa statybines          Alfredas Sernas,        Butrimoniu 5 , 50203, Kaunas
                                                 medziagos UAB               General Manager Svend
                                                                             Kloster,
                                                                             Administrative
                                                                             General Manager
                                                                             (11.03.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8342                Nihon Splice Sleeve Ltd.    Tomiro Kaya,            Tokyo
                                                                             President and
                                                                             Representative
                                                                             Director Masaaki.
                                                                             Ase, Director K.
                                                                             Hongo, Director
                                                                             Shigeru Minakami,
                                                                             Director Goro
                                                                             Yoshioka, Director
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8348                Degussa Texturant Systems   Watinee Prechajarn,     539/2 Sri-Ayudhaya Road,
                                                 (Thailand) Ltd.             Managing Director;      Thanon Payathai , Bangkok
                                                                             Achara                  10400
                                                                             Vivattanakulkit,
                                                                             Director
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8349                Systems Bio Industries      Management Board:       Quartier Industriel Bensouda ,
                                                 Maroc S.A.                  Jean-Pierre LHonneur,   30000, Fes
                                                                             President Azzedine
                                                                             Lazrac, Directeure
                                                                             General (General
                                                                             Manager)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8350                Taiko Shoji Ltd.            n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8352                TEGO Chemie Service GmbH    Dr. Dietmar Schaefer    Goldschmidtstr. 100 , 45127,
                                                                                                     Essen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8355                Goldschmidt Industrias      n/a                     n/a
                                                 Quimicas Ltda.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8356                Goldschmidt Korea Ltd.      Chuckwon K. YANG        Yeongdeungpo-Ku , 150-010 ,
                                                                                                     Seoul
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8357                Goldschmidt  Pacific Ltd.   Gunther WITTMER Klaus   169 Electric Road, North Point
                                                                             BARASINSKI              , Hongkong
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8358                Goldschmidt Pacific Ltd.    Klaus BARASINSKI        Min Sheng East Road, Sec. 5 ,
                                                 Taiwan Branch                                       105, Taipei/Taiwan. R.O.C.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8359                Goldschmidt Scandinavia     Christian Chwalek       Gammelgaardswej 87 B , 3520,
                                                 A/S                                                 Farum
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8360                Goldschmidt, Th.            Siegfried Menk          Goldschmidtstra(beta)e 100 ,
                                                 -Fursorge GmbH                                      D-45127 , Essen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8361                Degussa Construction        Cholruk Sayawatana,     Nonsee Road, Chongnonsee,
                                                 Chemicals (Thailand) Ltd.   Administrative          Yannawa , 10120, Bangkok
                                                                             General Manager and
                                                                             Managing Director
                                                                             (01.01.2004) William
                                                                             J. Reid, Managing
                                                                             Director (as of
                                                                             01.06.1999)
                                                                             Officers: William J.
                                                                             Reid, Managing
                                                                             Director (as of
                                                                             01.06.1999) Brampeter
                                                                             Knoppien (as of
                                                                             07.07.1999)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8362                ThG Vermogensverwaltung     Dr. Bernd Lammert       Dr.-Albert-Frank-Str. 32 ,
                                                 GmbH                                                83308, Trostberg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8366                Burill Nutraceutical
                                                 Capital Fund, L.P.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8367                Watson Bowman Acme Corp.     John C. Salvatore,      95 Pineview Drive , Amherst,
                                                                              President & CEO         NY 14228
                                                                              (22.07.2004) Donald
                                                                              A. Kehr, VP Finance
                                                                              (01.07.2001) + Ass.
                                                                              Secretary(01.01.2003)
                                                                              Rick Patterson, Vice
                                                                              President
                                                                              (01.09.2004) Michael
                                                                              Tuchiarelli,
                                                                              Controller/Treasurer
                                                                              (01.07.2001) John R.
                                                                              Pendergast, Secretary
                                                                              (01.02.20
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8368                Yapkim Yapi Kimya Sanayi    n/a                     n/a
                                                 A.S.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8369                Construction Research &     Dr. Martin Ebner,       Dr.-Albert-Frank-Str. 32 ,
                                                 Technology GmbH             Managing Director       83308, Trostberg
                                                                             (21.03.2005)
                                                                             Dr. Alfred Kern,
                                                                             Managing Director
                                                                             (31.07.2000)
                                                                             Helmut Lebert,
                                                                             Managing Director
                                                                             28.03.2000)
                                                                             Martin Weichselgartner,
                                                                             Managing Director
                                                                             (09.03.2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               25


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8371                Bioghurt Biogarde GmbH &    Geschaftsfuhrung:       Lise-Meitner-Str. 34 , 85345,
                                                 Co. KG                      Matthias Hau (June      Freising
                                                                             29th, 03 - February
                                                                             19th, 04) Dr.
                                                                             Hanns-Georg
                                                                             Buschelberger (since
                                                                             June 29th, 03) Hans
                                                                             Hain (since June
                                                                             29th, 03) Norbert
                                                                             Peter Koch (since
                                                                             February 20th, 04)
                                                                             Dr. Reinhard Kroner
                                                                             (since October 14th,
                                                                             03) Olaf Scale (1
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8376                Degussa Food Ingredients    Geschaftsfuhrer: Dr.    Dr.-Albert-Frank-Stra(beta)
                                                 Deutschland GmbH            Hanns-Georg             e 32 ,  83308, Trostberg
                                                                             Buschelberger (since
                                                                             13.06.2003) Hans Hain
                                                                             (since 13.06.2003)
                                                                             Norbert Peter Koch
                                                                             (20.02.04) Dr
                                                                             Reinhard Kroner (14
                                                                             Oct 2003) Olaf Scale,
                                                                             Geschaftsfuhrer (1
                                                                             Nov 2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8377                Degussa Construction        Stefan Reinthaler,      Dr.-Albert-Frank-Str. 32 ,
                                                 Polymers GmbH               Managing Director       83308, Trostberg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
(07.05.2001) Dr.
                                                                             Johann Plank,
                                                                             Managing Director
                                                                             (07.05.2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8379                Degussa BioActives          Geschaftsfuhrung: Dr.   Lise-Meitner-Stra(beta)e 34 ,
                                                 Deutschland GmbH & Co. KG   Hanns-Georg             85345, Freising
                                                                             Buschelberger (since
                                                                             June 29th, 2003) Hans
                                                                             Hain (since June
                                                                             29th, 2003) Norbert
                                                                             Peter Koch  (since
                                                                             Feb. 20, 2004) Dr.
                                                                             Reinhard Kroner  (14
                                                                             October 2003) Olaf
                                                                             Scale (1 Nov 2004)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8386                BIOM Aktiengesellschaft
                                                 Munich Bio Tech
                                                 Development
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8388                Consortium des Agrumes et
                                                 Plantes a Parfums de Cote
                                                 d'Ivoire
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8390                GSB-Sonderabfall-Entsorgung
                                                 Bayern GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8393                Master Builders             Paul Hamlett,           94, Shehab Street ,
                                                 Technologies Egypt for      Managing Director       Mohandessin, Giza
                                                 Construction Chemicals      (01.01.2002) Ihab
                                                 SAE                         Badr, Finance Manager
                                                                             Mohan Raman, Regional
                                                                             Controller
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8394                Degussa Construction        dipl.ing.chem. Darko    Frankopanska 64 , 42230,
                                                 Chemicals Hrvatska d.o.o.   Mrkvicka, General       Ludberg
                                                                             Manager
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8395                Degussa Stavebne hmoty,     Petra Hurtova, AGM      Ulica 1. maja 4 , 1001, Zilina
                                                 s.r.o.                      (01.07.2003), General
                                                                             Manager (15.01.2004)
                                                                             Jan Trojan, General
                                                                             Manager (19.02.2003)
                                                                             Radek Haloda, General
                                                                             Manager (06.04.2000)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8396                Degussa Construction        Petra Hurtova, AGM      ul. Roosevelta 18 , 60-829 ,
                                                 Chemicals Poland            (01.01.2005)            Poznan
                                                 sp.z.o.o.                   Hans-Adolf Eulitz,
                                                                             Managing Director
                                                                             Sylwia Koch-Kopyszko,
                                                                             (01.07.2002)
                                                                             [Authorized Officer
                                                                             25.05.2004]
                                                                             Jens-Peter Hartmann,
                                                                             Authorized Officer
                                                                             25.05.2004 Wolfgang
                                                                             Schulte, Authorized
                                                                             Officer 25.05.2004
                                                                             Anna Wrzaskala, Aut
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8398                Shanghai MBT & SCG          Zhang Kewen, Legal      No. 80 Lin Cang Road , 200245,
                                                 High-Tech Construction      Representative          Shanghai
                                                 Chemical Co. Ltd.           Charles Ng Tat Man,
                                                                             General Manager Jiang
                                                                             Jing, Vice General
                                                                             Manager Tony Tham,
                                                                             Administrative
                                                                             General Manag
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8399                Degussa Health &            President: Degussa      32, Place Ronde , 92035, Paris
                                                 Nutrition France S.A.S.     Health & Nutrition      La Defense
                                                                             Holding France SAS;
                                                                             Delegate President:
                                                                             Gerard Peyronnet
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8402                ESM II LP                   n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8403                ESM Holding Inc.            n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8404                ESM Manufacturing Inc.      n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               26


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8405                ESM Manufacturing LP        n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8406                SKW Metallurgical Inc.      n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8410                MBT Unicon Sociedad         Luis Carlos Mendoza     Av. Placido Jimenez 958, El
                                                 Anonima (S.A.)              Puyana, General         Agustino , 10, Lima
                                                                             Manager (06.12.2002)
                                                                             Axel Vasquez, Finance
                                                                             & Administration
                                                                             Luis Goni, Controller
                                                                             Luciano Lopez
                                                                             Vinatea, Authorized
                                                                             Officer (18.10.2001)
                                                                             Alfredo Romero
                                                                             Umlauff, Authorized
                                                                             Officer (06.12.2002)
                                                                             Martin Gerardo
                                                                             Calderon T
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8413                Gamma-Verwaltungsgesellschafn/a                     Dr. Albert Frank-Str. 32 ,
                                                 mbH                                                 83308, Trostberg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8415                Degussa Flavors & Fruit     Jose Sanchez            Ctra. Molins de Rei a
                                                 Systems Espana, S. L.                               Sabadell, Km 13,3 , E-08191
                                                                                                     Rubi (Barcelona)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8416                Changshu Watson Bowman      Byron Smith Steve       Jiangsu Province
                                                 Rubber Co., Ltd. (i.L.)     Amey Phil Harper
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8419                Gorapur GmbH                Gerhard Rathje/Thomas   Rudolf-Diesel-Str. 3 , 19243,
                                                                             Putze                   Wittenburg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8421                Degussa Texturant Systems   Jean-Pierre Briceno,    32, Place Ronde , 92035, Paris
                                                 France SAS                  President               La Defense
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8423                Degussa Ferments            Bernard Billon,         32, Place Ronde , 92035, Paris
                                                 d'Aromatisation France      President               La Defense
                                                 SAS
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8426                Degussa Texturant Systems   Fernando Cortes,        Via Gustavo Baz No. 27 ,
                                                 de Mexico S.A. de CV        President Yves          53000, Naucalpan de Juarez Edo
                                                                             Maltete, VP             de Mexico
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8430                Saudi MBT for Building      Mohammed Shahin,        cross Street #125 , 31952, Al
                                                 Materials Co. Ltd.          Managing Director       Khobar / Saudi Arabien
                                                                             Gary Tarr, General
                                                                             Manager Parvez Ahmed,
                                                                             Financial Manager
                                                                             Mohan Raman, Regional
                                                                             Controller
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8431                Degussa Flavors & Fruit     President: Dietrich     ZI du Plan , 06131 Grasse
                                                 Systems France SAS          Arntz (since 17 Feb.    Cedex
                                                                             2003)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8432                SKW Gie(beta)erei-Technik   Dr Werner Hofmann       Fabrikstr. 2 , 84579,
                                                 GmbH                        Prokuristen: Ernst      Unterneukirchen
                                                                             Obergrobner (since 20
                                                                             Feb 2003) Stefan
                                                                             Adomeit (since 13 May
                                                                             2003) Josef Salzinger
                                                                             (since 20 May 2003)
                                                                             Dr Heinrich Hock
                                                                             (since 20 May 2003)
                                                                             Gerhard Ertl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8433                Degussa Construction        G.R.M. Purchase,        Jebel Ali - Al Hibab Road ,
                                                 Chemicals UAE LLC           Managing Director       Jebel Ali IndustriaI Area/
                                                                             (01.01.2002) Paul       Dubai UAE
                                                                             Lowndes, General
                                                                             Manager (01.01.2003)
                                                                             Mohan Raman, Finance
                                                                             Manager
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8434                Degussa Construction        Svend Kloster,          Stalfjaera 25 , 901, Oslo /
                                                 Chemicals Norge AS          Administrative          Norwegen
                                                                             General Manager
                                                                             (11.03.2002) Jarle
                                                                             Valderhaug
                                                                             (01.12.2002)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8436                Degussa Building Systems    n/a
                                                 LLC
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8441                Degussa Chemicals           Mr.Gunther Wittmer      55 Chundong Road , 201108,
                                                 (Shanghai) Co. Ltd.         Mr.Claus Barasinski     Shanghai / China
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8442                SKW Stahl Holding GmbH      Stefan Adomeit Dr.      Dr. -Albert-Frank-Str.32 ,
                                                                             Werner Hofmann          83308, Trostberg
                                                                             Prokuristen:
                                                                             Leonhard Baumann
                                                                             Ernst Obergrobner
                                                                             Josef Salzinger
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8443                Degussa Texturant Systems   Olaf Scale, Sole        Ul. Piwonicka 19 , 62-800
                                                 Poland Sp.zo.o              Director                Kalisz
                                                                             Prokuristen: Anna
                                                                             Medon Aneta Korycka
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8445                Industriepark               n/a                     n/a
                                                 Munchsmunster
                                                 Verwaltungs- GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8446                Lig Ace Co. Ltd.            n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8447                Degussa Construction        n/a
                                                 Chemicals Holding
                                                 (Thailand) Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8449                SKW Bellegarde SAS          Dr Robert Botte         70 rue de l'Industrie , 1200,
                                                                                                     Bellegarde sur Valserine
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8451                Proligo France SAS          n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               27


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8453                Proligo Japan KK            n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8454                Proligo Australia Ltd.      n/a                     n/a
                                                 Pty
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8455                Proligo Singapore Lte Pty   n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8456                Proligo England Ltd.        n/a                     n/a
                                                 (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8459                Degussa Construction        Firouz Hadavi           Shaikh Bahaei Street , Teheran
                                                 Chemicals Co. Ltd.                                  19917, Islamic Republic of
                                                                                                     Iran
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8460                Degussa Construction        Luis Carlos Mendoza,    Juan de Sosaya 133 y Av.
                                                 Chemicals Ecuador S.A.      Managing Director       America, Cas. 1701-2515 ,
                                                                             Andean Countries        Quito
                                                                             (01.01.2002-)
                                                                             Santiago Iturralde
                                                                             Barba, Managing
                                                                             Director
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8463                Lucas Meyer Brazil          Otto Rohr, Director     Sala 172, Centro 13013-160
                                                 Industrial Coml. Exp.                               Campinas , Sao Paulo
                                                 Ltda (i.L.)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8464                Degussa Construction        n/a
                                                 Systems Co., Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8465                MBT Trading SAE             n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8466                Degussa Construction        William John Reid,      Shenzhen, P.R. China
                                                 Chemicals (Shenzen) Co.     Legal Representative
                                                 Ltd.                        and Managing Director
                                                                             James Wong Eric Baden
                                                                             Byron Smith
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8470                CyPlus Corporation          John Burrows            3 Pearl Court , NJ 07401 ,
                                                                                                     1610 Allendale
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8471                Cyplus Canada Inc.          n/a                     3612 Poirier Boulevard , QE
                                                                                                     H4R 2J5 Saint-Laurent
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8472                Tecpol GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8473                Arcticlear LLC              n/a                     n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8477                Woermann Bauchemie GmbH     Helmut Lebert,          Wittichstra(beta)e 1 , 64295,
                                                                             General Manager         Darmstadt
                                                                             (11.03.2003) Harald
                                                                             Pflanzl, General
                                                                             Manager (03.04.2003)
                                                                             Dr. Michael Soormann
                                                                             (03.04.2003)
                                                                             Christian Hemmerich,
                                                                             Authorized Officer
                                                                             (11.03.2003)
                                                                             Christoph Schwyn,
                                                                             Authorized Officer
                                                                             (11.03.2003) Reiner
                                                                             Herold, Authorized Off
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8478                MBT & Co. LLC               n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8483                Woermann Polska Sp.         Harald Pflanzl Dr.      ul. Bociania 22 , 31-231 ,
                                                 Z.o.o.                      Michael Soormann        Krakow
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8486                Degussa Middle East FZE     Reto Schoch, Manager    Jebel Ali Industrial Area ,
                                                                             (Feb 04)  George        P.O. Box , UAE-Dubai
                                                                             Richard Marshall
                                                                             Purchase, Legal
                                                                             Representative Mohan
                                                                             Raman, Legal
                                                                             Representative
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8488                BKV Beteiligungs- und
                                                 Kunststoffverwertung
                                                 sgesellschaft
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8489                Building Systems Limited    Charlotte Srebot, AGM   ul. Gostinitschnaya 9, korp. 4
                                                                             Leonid N. Kozlov,       , 127106 Moskow, Russia
                                                                             Director General Dr.
                                                                             Ludwig Teuchert,
                                                                             Deputy Director
                                                                             General and BLO BS
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8490                European Oxo GmbH           Dr. Martina Floel Dr.   Otto-Roelen-Str. 3 , 46147,
                                                                             Helmut Kretschmer       Oberhausen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8491                DSL. Japan Co., Ltd.        n/a                     2-3-1, Nishi Shinjuku ,
                                                                                                     163-0938 , Shinjuku-ku, Tokyo
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8492                ZEMBET                      Dr.-Ing,                Hindenburgring 15 , 89077,
                                                 Entwicklungsgesellschaft    Horst-Michael Ludwig,   Ulm, Germany
                                                 mbH                         Managing Director Dr.
                                                                             Christian Hubsch,
                                                                             Managing Director Dr.
                                                                             Michael Duetsch,
                                                                             Authorized Officer
                                                                             Jorg Gellins,
                                                                             Authorized Officer
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8493                Solvent Innovation GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8494                KIM-C1
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8495                Degussa International       n/a                     n/a
                                                 Trade (Shanghai) Co. Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8496                Degussa Polska Sp.zo.o.     Jerzy Grabski           Ul. Rzymowskiego 34 , 02-697 ,
                                                                                                     Warszawa
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               28


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8497                Monch GmbH                  Matthias Forschler      Frankfurter Str. 32 , 64732,
                                                                                                     Bad Konig
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8498                Destek OOO                  Alexander Sukhovetsky   ul.bronnitskaya 10 , 142103,
                                                                             Michael Traxler,        Podolsk
                                                                             Eduard Albrecht
                                                                             (Degussa), Sergej
                                                                             Tarasov (OOO
                                                                             Orgsteklo), Alexej
                                                                             Dunitchev (Unichem)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8499                Yugen Kaisha Sankyo Shoji   n/a
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8503                Degussa Bautechnik GmbH     Michael Soormann,       An der Muhle 1 , 15345,
                                                                             Managing Director       Altlandsberg
                                                                             (11.04.2001) Werner
                                                                             Temme, Managing
                                                                             Director (11.04.2001)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8511                PT. Degussa Peroxide        Kamaludin               Jalan Jababeka V Blok H2 ,
                                                 Indonesia                                           17520, Cikarang Bekasi
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8512                Meges Boya Sanayi ve        n/a                     n/a
                                                 Ticaret A.S.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8514                Phoenix Chemicals Ltd
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8535                Agroferm Rt.                Mr. Siegmar Eisele      Nadudvari utfel , 4183, Kaba
                                                                             Mrs Elke Moog-Leonhard,
                                                                             Dr. Thomas Kaufmann
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8738                Woermann Slovakia, s.r.o.   Peter Hlozek, BL        Jesenskeho 5 , 901 01 ,
                                                                             Officer Admixture       Malacky
                                                                             Systems Slovakia
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8739                Degussa Construction        (Ms) Nevzeta Jarovic,   Selima ef. Merdanovica 146 ,
                                                 Chemicals BH d.o.o.         Managing Director and   72 240 ,
                                                                             Business Line Officer   Kakanj/Bosnia-Herzegovina
                                                                             Admixture Systems
                                                                             Bosnia and
                                                                             Herzegovina
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8740                Degussa Specialty           Prof. Dr.               Shanghai Chemical Industry
                                                 Chemicals (Shanghai) Co.,   Utz-Hellmuth Felcht     Park , Shanghai
                                                 Ltd.
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8741                Degussa Headwaters LLP      Thomas Haas (General    54 Lombard Street , EC3V 9DH ,
                                                                             Manager)                London
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
44                           8747                Degussa Holding Spain       Heinz Rzehak Antonio    Paseo San Juan 75,8 , 8003,
                                                 S.L.                        Perez Bernd Lammert     Barcelona
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           274                 Viterra AG                  Dr. Wolfram             Grugaplatz 2, 45131 Essen
                                                                             Leichnitz, Dr.
                                                                             Michael Hermes, Dr.
                                                                             Manfred Puschel
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6487                ASS Allgemeine              Ralf Rosin              Grugaplatz 2, 45131 Essen
                                                 Sicherheitssysteme GmbH
                                                 (Liquidator)
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6468                DEUTSCHBAU Gruppe Nord      Thomas Jakobs, Dr.      Merowinger Stra(beta)e 150,
                                                 GmbH & Co. KG               Rudiger Mrotzek,        40225 Dusseldorf
                                                                             Caspar Nonnenmuhlen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60025               Deutschbau-Holding GmbH     Thomas Jakobs, Armin    Merowinger Stra(beta)e 150,
                                                                             Meyer                   40225 Dusseldorf
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60028               DEUTSCHBAU                   Thomas Jakobs, Dr.      Merowinger Stra(beta)e 150,
                                                 Immobilien-Dienstleistungen  Rudiger Mrotzek,        40225 Dusseldorf
                                                 GmbH                         Caspar Nonnenmuhlen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60033               DB Immobilienfonds 11                               Merowinger Stra(beta)e 150,
                                                 Spree-Schlange von                                  40225 Dusseldorf
                                                 Quistrop KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60027               DEUTSCHBAU                   Thomas Jakobs, Dr.      Merowinger Stra(beta)e 150,
                                                 Wohnungsgesellschaft mbH     Rudiger Mrotzek,        40225 Dusseldorf
                                                                              Caspar Nonnenmuhlen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60049               DEUTSCHBAU Immobilien       Thomas Jakobs, Dr.      Merowinger Stra(beta)e 150,
                                                 GmbH & Co. KG               Rudiger Mrotzek,        40225 Dusseldorf
                                                                             Caspar Nonnenmuhlen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60050               DEUTSCHBAU Immobilien       Dr. Rudiger Mrotzek,    Merowinger Stra(beta)e 150,
                                                 Verwaltungs GmbH            Caspar Nonnenmuhlen     40225 Dusseldorf
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60032               Immobilienfonds             Dr. Peter Krapohl,      Merowinger Stra(beta)e 150,
                                                 Koblenz-Karthause           Caspar Nonnenmuhlen     40225  Dusseldorf
                                                 Wolfgang Hober KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60052               WoWi Media GmbH & Co. KG    Dr. Thomas Krebs        Am Stadtrand 35, 22047 Hamburg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               29


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60031               WRW                                                 Heinrichstra(beta)e 169, 40239
                                                 Wohnungswirtschaftliche                             Dusseldorf
                                                 Treuhand
                                                 Rheinland-Westfalen GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60024               Falk Burogebaude Objekt                             Westendstra(beta)e 160, 80339
                                                 Poing GmbH & Co.KG                                  Munchen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60056               FEA Verwaltungs GmbH                                Ruhrallee 175, 45136 Essen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60029               Frankfurter                 Dr. Ralf Lehmann,       Grugaplatz 2, 45131 Essen
                                                 Siedlungsgesellschaft mbH   Michael Beers, Dieter
                                                                             Kofink
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60055               FSG Immobilien GmbH & Co.   Dr. Ralf Lehmann,       Grugaplatz 2, 45131 Essen
                                                 KG                          Michael Beers, Dieter
                                                                             Kofink
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60054               FSG Immobilien              Dr. Ralf Lehmann,       Grugaplatz 2, 45131 Essen
                                                 Verwaltungs GmbH            Michael Beers, Dieter
                                                                             Kofink
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60034               Treuhandgsellschaft fur                             Emil-Sulzbach-Stra(beta)e 12,
                                                 die Sudwestdeutsche                                 60486 Frankfurt
                                                 Wohnungswirtschaft mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60039               FSG-Holding GmbH            Jurgen Heller, Dr.      Grugaplatz 2, 45131 Essen
                                                                             Ralf Lehmann
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8053                GbR Wohnanlage                                      Bruhl 34 - 50, 04109 Leipzig
                                                 Sonnenpark,
                                                 Leipzig-Probstheida,
                                                 Baufeld C + D
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8006                Hammer gemeinnutzige                                Widumstra(beta)e 33, 59065
                                                 Baugesellschaft mbH                                 Hamm
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6486                Hellerhof GmbH              Ass. Jur. Albrecht      Eppenhainer Stra(beta)e 46,
                                                                             Glaser                  60326 Frankfurt
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60057               JAMUNA                      Ulrich Berger,          Tolzer Stra(beta)e 15, 82031
                                                 Grundstucksgesellschaft     Horst-Gunther Schulz    Grunwald
                                                 mbH & Co.KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60059               LEMONDAS                    Ulrich Berger, Dr.      Tolzer Stra(beta)e 15, 82031
                                                 Grundstucksgesellschaft     Wolfgang Rutke,         Grunwald
                                                 mbH & Co. KG                Horst-Gunther Schulz
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60060               LEVON                       Ulrich Berger, Dr.      Tolzer Stra(beta)e 15, 82031
                                                 Grundstucksgesellschaft     Wolfgang Rutke,         Grunwald
                                                 mbH & Co. KG                Horst-Gunther Schulz
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60051               MIRA                                                Tolzer Stra(beta)e 15, 82031
                                                 Grundstucksgesellschaft                             Grunwald
                                                 mbH & Co. KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8002                Rhein Lippe Wohnen                                  Hufstra(beta)e 27, 47166
                                                 Gesellschaft mbH                                    Duisburg
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8012                Risinghill B.V. i.L.                                Parkweg 10, NL 2585 JK
                                                                                                     S'Gravenshagen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6477                Triple Z AG                                         Katernberger Stra(beta)e 107,
                                                                                                     45327 Essen
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8011                VBW Bauen und Wohnen GmbH   Dr. Dieter Kraemer,     Wirmer Stra(beta)e 28, 44803
                                                                             Norbert Riffel          Bochum
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60001               Bochum Marketing GmbH       Matthias Glotz          Huestra(beta)e 18, 44787
                                                                                                     Bochum
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           929                 Viterra Baupartner GmbH     Bernd Dreseler, Mark    Philippstra(beta)e 3, 44803
                                                                             Ennis, Reinhard         Bochum
                                                                             Wagener
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8035                Arbeitsgemeinschaft
                                                 Wohnungs- und Gewerbebau
                                                 Wittenberg-Apollensdorf
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8055                Deutsche Grundbesitz                                Mergenthaler Allee 10-12,
                                                 Tauernallee GmbH & Co. KG                           60262 Eschborn
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8009                StadtentwicklungsgesellschafDieter Heldt            Schuhgasse 2, 99084 Erfurt
                                                 Weimar mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8052                Wohnpark Linden GbR
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8051                Wohnpark Oer-Erkenschwick
                                                 GbR
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8020                Viterra Development GmbH    Dr. Gerd Hessert,       Ruhrallee 175, 45136 Essen
                                                                             Andreas Barth, Bernd
                                                                             Dreseler
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               30


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6440                An den Garten                 Bernd Dreseler, Dr.     Ruhrallee 175, 45136 Essen
                                                 Projektentwick-
                                                 lungsgesellsch                Gerd Hessert
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60053               ANIGER, s.r.o.              Andreas Barth,          Betlemske nam. 531/6, Plz
                                                                             Ladislav Kroft          1000, Praha 1
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60058               Cybernetyki Business Park   Dr. Gerd Hessert,       ul. Cybernetyki 7, 02-677
                                                 Sp. z o.o.                  Bernd Dreseler          Warszawa
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6496                Grundstucksgesellschaft     Dr. Gerd Hessert,       Hannoversche Stra(beta)e 19,
                                                 Drei Stauffenbergstra(beta)e     Bernd Dreseler,    10115 Berlin
                                                 mbH                         Christian Kohler
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6495                Grundstucksgesellschaft     Dr. Gerd Hessert,       Hannoversche Stra(beta)e 19,
                                                 Eins Stauffenbergstra(beta)e     Bernd Dreseler     10115 Berlin
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6493                Grundstucksgesellschaft                             Messe Turm, 60308
                                                 Eins Stauffenbergstra(beta)e                        Frankfurt/Main
                                                 mbH & Co. Shell-Haus KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6492                Grundstucksgesellschaft     Dr. Gerd Hessert,       Hannoversche Stra(beta)e 19,
                                                 Zwei Stauffenbergstra(beta)e     Bernd Dreseler,    10115 Berlin
                                                 mbH                         Christian Kohler
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6494                GrundstucksverwaltungsgesellJurgen Bischoff, Dr.    Hannoversche Stra(beta)e 19,
                                                 Lennestra(beta)e A3 mbH          Gerd Hessert         10115 Berlin
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60023               GrundstucksverwaltungsgesellAndreas Barth,          Ruhrallee 175, 45136 Essen
                                                 Westendstra(beta)e 28            Thorsten Held
                                                 Frankfurt mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6452                Viktoria Quartier                                   Insolvenzverwalter: H.
                                                 Entwicklungsgesellschaft                            Rechtsanwalt Peter Leonhardt,
                                                 mbH & Co. KG i. L.                                  Kurfurstendamm 212, 10719
                                                                                                     Berlin
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6451                Viktoria Quartier                                   Insolvenzverwalter: H.
                                                 Verwaltungs GmbH i. L.                              Rechtsanwalt Peter Leonhardt,
                                                                                                     Kurfurstendamm 212, 10719
                                                                                                     Berlin
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8712                V.I.M.G. VIAG               Bernd Dreseler          Ruhrallee 175, 45136 Essen
                                                 Immobilien-Management GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6199                Viterra Gewerbeimmobilien   Andreas Barth           Bethlemske nam, 531/6, Plz
                                                 Ceska, spol. s.r.o.                                 11000, Praha 1
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60007               Viterra Gewerbeimmobilien    Dr. Gerd Hessert,       Ruhrallee 175, 45136 Essen
                                                 dritte Projektentwick-       Bernd Dreseler
                                                 lungsgesellschaft mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60005               Viterra Gewerbeimmobilien    Andreas Barth, Dr.      Ruhrallee 175, 45136 Essen
                                                 erste Projektentwick-        Gerd Hessert, Dr.
                                                 lungsgesellsch mbH           Christian Heyn
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60009               Viterra Gewerbeimmobilien    Andreas Barth, Dr.      Ruhrallee 175, 45136 Essen
                                                 funfte Projektentwick-       Gerd Hessert,
                                                 lungsgesellsch mbH           Christoph Nebl
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               31


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60008               Viterra Gewerbeimmobilien   Andreas Barth,           Ruhrallee 175, 45136 Essen
                                                 vierte Projektentwick-      Dr. Gerd Hessert,
                                                 lungsgesellsch mbH          Dr. Christian Heyn
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60006                Viterra                     Dr. Gerd Hessert,       Ruhrallee 175, 45136 Essen
                                                  Gewerbeimmoibilien zweite   Andreas Barth
                                                  Projektentwick-
                                                  lungsgesellschaft mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6106                 Viterra Grundstucke          Bernd Dreseler, Dr.     Ruhrallee 175, 45136 Essen
                                                  Verwaltungs
                                                  GmbH Gerd Hessert
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6504                 Viterra                                            Ruhrallee 175, 45136 Essen
                                                  Logistikimmobilien GmbH &
                                                  Co. KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60036                Viterra                      Andreas Barth         Ruhrallee 175, 45136 Essen
                                                  Projektentwick-
                                                  lungsgesellschaft
                                                  Knorrstra(beta)e mbH
                                                  & Co.KG
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6501                Zeppelinstra(beta)e          Andreas Barth,          Ruhrallee 175, 45136 Essen
                                                 Projektentwicklungs GmbH     Thorsten Held
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6157                Viterra Development          Dr. Gerd Hessert        ul. Cybernetyki 7, PL - 02-677
                                                 Polska Spolka z o.o.                                 Warszawa
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6480                Raab Karcher Security                                ul. Cybernetyki 7, PL - 02-677
                                                 International Sp. z o.o.                             Warszawa
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60037               Viterra                     Jurgen Heller,           Grugaplatz 2, 45131 Essen
                                                 Dienstleistungen-Holding    Armin Meyer
                                                 GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60061               Viterra Erste               Jurgen Heller, Armin    Grugaplatz 2, 45131 Essen
                             Beteiligungsge      Meyer
                             sellschaft mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6457                VITERRA FRANCE S.A.         Luc Carlier             174 BD Haussmann, F - 75008
                                                                                                     Paris
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60030               Viterra                     Dr. Michael Niklas      Grugaplatz 2, 45131 Essen
                                                 Informationssysteme GmbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           569                 Viterra                     Andreas Kolpatzik       Grugaplatz 2, 45131 Essen
                                                 Revisionsgesellschaft mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60038               Viterra Rhein-Main GmbH     Dr. Ralf Lehmann,       Riedhofweg 23, 60596
                                                                             Michael Beers,          Frankfurt/Main
                                                                             Dieter Kofink
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           6505                Viterra Wohnpartner         Hermann Gunzel,         Philippstra(beta)e 3, 44803
                                                 Ventures GmbH               Ralf-Dietmar Klaus       Bochum
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           758                 Viterra                     Kurt Fassbender,        Philippstra(beta)e 3, 44803
                                                 Wohnungsgesellschaft I mbH  Dr. Michael Hermes      Bochum
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           297                 Viterra                     Kurt Fassbender, Dr.    Philippstra(beta)e 3, 44803
                                                 Wohnungsgesellschaft II     Michael Hermes          Bochum
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8010                GSB Gesellschaft zur        Heinz Werner Buhren,    Postfach 10 32 62, 45117 Essen
                                                 Sicherung von               Peter Ponthofer
                                                 Bergmannswohnungen mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           759                 Viterra                     Michael Flachmann,      Westring 51, 45659
                                                 Wohnungsgesellschaft III    Dietmar Steuer          Recklinghausen
                                                 mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------


                                                               32


---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           8043                BSB Bewirtschaftungs- und                           Goltsteinstra(beta)e 29, 40211
                                                 Servicegesellschaft des                             Dusseldorf
                                                 wohnungswirtschaftlichen
                                                 Bildungszentrums
                                                 Bochum-Springorum mbH
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60014               WBRM-Holding GmbH           Jurgen Heller,          Grugaplatz 2, 45131 Essen
                                                                             Dr. Ralf Lehmann
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------
61                           60015               WohnBau Rhein-Main GmbH     Dr. Ralf Lehmann,       Grugaplatz 2, 45131 Essen
                                                                             Michael Beers,
                                                                             Dieter Kofink
---------------------------- ------------------- --------------------------- ----------------------- ------------------------------



                                                               33